Exhibit 99.2

THIRD QUARTER 2003

Supplemental Operating and Financial Data

All dollar amounts shown in this report are unaudited,
except for the December 31, 2002 Consolidated Balance Sheet.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office. Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust
Table of Contents
September 30, 2003

Equity Office Properties Trust
Corporate Data
September 30, 2003

Equity Office Properties Trust
September 30, 2003

Equity Office

Equity Office Properties Trust (“Equity Office”) is the country’s largest publicly traded owner and manager of office properties based upon equity market capitalization and square footage. At September 30, 2003, Equity Office had a national office portfolio of 709 office buildings comprising 124.9 million square feet in 19 states and the District of Columbia. Equity Office had an ownership presence in 30 markets and in 133 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.

Equity Office employs approximately 2,400 employees that provide real estate operations, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country.

Senior Unsecured Debt Ratings (a)

Moody’s:	Baa1
Standard & Poors:	BBB+
Fitch:	BBB+

Office Portfolio Weighted Average Occupancy (a) (b)

Occupied Leased	86.3 88.4	% %

Office Portfolio Concentration (a) (b)

Based on Property Net
	Based on		Operating Income from
	Square Footage		Continuing Operations

CBD Suburban	41.6 58.4	% %	44.4 55.6	% %

Quarterly Highlights

Equity Office acquired the US Bank Tower office building for approximately $80.2 million. The property is located in Denver, Colorado and consists of approximately 485,902 square feet.

In September, Equity Office acquired the remaining 20% interest in Key Center, a 472,929-square-foot office building in the central business district of Bellevue, Washington, in exchange for its 30% interest in Wright Runstad Associates Limited Partnership, and cash of approximately $7.9 million.

Equity Office sold 17 office properties consisting of approximately 721,553 square feet, one industrial property consisting of approximately 156,600 square feet and two vacant land parcels. The total sales price to Equity Office for these properties was approximately $194.2 million. The properties sold were:

		Building	Square
Property	Location	Count	Feet

Office Properties:
Foundry Square IV (c)	San Francisco, CA	1	225,490
Vintage Park	Foster City, CA	16	496,063
Industrial Property:
Montgomery Ward	Pleasant Hill, CA	1	156,600

		18	878,153

In September, Equity Office's Board of Trustees accepted the resignations of Craig G. Vought and John A. Foster. The two former trustees intend to pursue real estate investments through their newly formed venture known as Broadreach Capital Partners, which may compete with Equity Office in certain markets.

		% of Property Net
	% of	Operating Income
	Office Portfolio	from Continuing
Top 10 Markets (a) (b)	Square Feet	Operations

Boston	10.3%	13.6%
San Francisco	8.8%	11.9%
San Jose	6.9%	11.1%
Seattle	8.0%	7.4%
New York	4.0%	7.3%
Chicago	9.0%	6.7%
Washington D.C.	4.8%	6.1%
Los Angeles	5.8%	5.4%
Atlanta	6.2%	4.5%
Orange County	4.9%	4.1%

	68.7%	78.1%

(a)	As of September 30, 2003.

(b)	Includes consolidated and unconsolidated office properties.

(c)	This property was an unconsolidated joint venture.

Equity Office Properties Trust
September 30, 2003

Board of Trustees

Samuel Zell Chairman of the Board of Trustees	David K. McKown Trustee	Edwin N. Sidman Trustee

Thomas E. Dobrowski Trustee	John S. Moody Trustee	Warren E. “Ned” Spieker, Jr. Trustee

William M. Goodyear Trustee	Jerry M. Reinsdorf Trustee	Jan H.W.R. van der Vlist Trustee

James D. Harper, Jr. Trustee	Sheli Z. Rosenberg Trustee	William Wilson III Trustee

Richard D. Kincaid Trustee

Executive Officers

Richard D. Kincaid Chief Executive Officer and President	Peyton H. Owen, Jr. Executive Vice President and Chief Operating Officer

Peter H. Adams Executive Vice President - Strategic Planning and Operations	Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

Jeffrey L. Johnson Executive Vice President and Chief Investment Officer	Marsha C. Williams Executive Vice President and Chief Financial Officer

Lawrence J. Krema Executive Vice President - Human Resources and Communications	Robert J. Winter, Jr. Executive Vice President - Development and Portfolio Management

Christopher P. Mundy Executive Vice President - Strategic Planning and Operations

Equity Research Coverage

Art Havener / David AuBuchon	Jay Haberman	Carey Callaghan
A.G. Edwards & Sons, Inc.	Credit Suisse First Boston Corporation	The Goldman Sachs Group
314.955.3436 / 314.955.5452	212.538.5250	212.902.4351

Lee Schalop	Lou Taylor	John Lutzius
Banc of America Securities	Deutsche Banc Alex. Brown	Green Street Advisors
212.847.5677	212.250.4912	949.640.8780

Ross Smotrich / Mike Marron	Kevin Lampo	David Shulman / David Harris
Bear, Stearns & Co.	Edward D. Jones & Company	Lehman Brothers, Inc.
212.272.8046 / 212.272.7424	314.515.5253	212.526.3413 / 212.526.1790

	David Loeb	Steve Sakwa / Brian Legg
.	Friedman, Billings, Ramsey & Co.	Merrill Lynch & Company, Inc.
	703.469.1289	212.449.0335 / 212.449.1153

Greg Whyte	Jonathan Litt / Gary Boston
Morgan Stanley Dean Witter & Co., Inc.	Salomon Smith Barney, Inc.
212.761.6331	212.816.0231 / 212.816.1383

James Sullivan	Keith Mills
Prudential Securities	UBS Warburg
212.778.2515	212.713.3098

Paul Puryear / William Crow
Raymond James & Associates, Inc.
727.573.8607 / 727.573.8963

Jay Leupp
RBC Capital Markets
415.633.8588

Please note that any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations
Two North Riverside Plaza	EOP	Equity Office Properties Trust
Suite 2100		Two North Riverside Plaza, Suite 2100
Chicago, IL 60606	Stock Exchange Listing	Chicago, IL 60606
312.466.3300	New York Stock Exchange	Telephone: 312.466.3300
Fax: 312.930.4486

Contact	Information Requests
Diane M. Morefield	To request an Investor Relations package,
Senior Vice President -	annual report, or to be added to our email list,
Investor Relations	please contact:
Telephone: 312.466.3286
InvestorRelations@equityoffice.com	Tina Royse at 312.466.3924
tina_royse@equityoffice.com

Toll free within Canada and the United States:
800.692.5304

Corporation Information

Equity Office is the country’s largest publicly traded owner and manager of office properties based on equity market capitalization and square footage. Equity Office’s initial public offering date was July 7, 1997.

Tentative Conference Call Dates

4th Qtr 2003	February 5, 2004
1st Qtr 2004	April 27, 2004
2nd Qtr 2004	July 27, 2004
3rd Qtr 2004	October 26, 2004

Equity Office Properties Trust

Financial Highlights
September 30, 2003

Equity Office Properties Trust
Key Data
September 30, 2003

	As of or for the three months ended

	09/30/03	06/30/03	03/31/03	12/31/02	09/30/02

	(Dollars in thousands, except per share data)
Earnings Per Share
Net income available to common shareholders - basic	$0.28	$0.37	$0.35	$0.42	$0.40
Net income available to common shareholders - diluted	$0.28	$0.37	$0.35	$0.42	$0.40
Market Value of Common Equity
Total Common Shares and Units	448,794,666	448,716,179	456,160,247	461,407,729	469,166,123
Common Share price at the end of the period	$27.53	$27.01	$25.45	$24.98	$25.82

Market value of common equity	$12,355,317	$12,119,824	$11,609,278	$11,525,965	$12,113,869

Common Shares and Units
Common Shares outstanding	399,469,098	399,263,583	406,243,857	411,200,998	418,670,035
Units outstanding	49,325,568	49,452,596	49,916,390	50,206,731	50,496,088

Total Common Shares and Units outstanding	448,794,666	448,716,179	456,160,247	461,407,729	469,166,123

Weighted average Common Shares and Units Outstanding - basic	446,750,227	450,216,263	458,337,480	460,188,277	468,263,813
Weighted average Common Shares, Units and dilutive potential common shares - diluted	448,805,388	452,010,570	459,301,852	461,366,371	469,764,728
Common Share Price & Dividends
At the end of the period	$27.53	$27.01	$25.45	$24.98	$25.82
High during period	$28.20	$27.92	$26.24	$26.10	$29.58
Low during period	$26.46	$25.52	$23.31	$23.21	$23.85
Common dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50

Building Square Footage Roll Forward

	Office Properties		Industrial Properties

	Buildings	Square Feet	Buildings	Square Feet

Properties owned as of:
December 31, 2002	734	125,725,399	77	5,967,759
Dispositions	(13)	(1,753,665)	(1)	(60,300)
Developments placed in service	1	225,490	—	—
Property taken out of service (b)	(1)	(115,340)	—	—
Building remeasurements	—	52,520	—	—

June 30, 2003	721	124,134,404	76	5,907,459
Acquisitions	1	485,902	—	—
Dispositions	(17)	(721,553)	(1)	(156,600)
Developments placed in service	4	992,725	—	—
Building remeasurements	—	40,366	—	—

September 30, 2003	709	124,931,844	75	5,750,859

	As of or for the three months ended

	09/30/03	06/30/03	03/31/03

	(Dollars in thousands, except per share data)
Selected Operating Data - Continuing Operations
Total revenues	$806,162	$803,251	$805,812
Net - straight line revenue / expense adjustment	20,103	18,966	12,145
Lease termination fees	15,871	9,158	13,201
Capitalized interest	2,218	1,201	3,598
Scheduled principal payments for consolidated debt	10,710	10,518	10,427
Portfolio Statistics (including unconsolidated joint ventures)
Office buildings owned	709	721	729
Total office square footage	124,931,844	124,134,404	125,548,024
Office occupancy at end of quarter	86.3%	87.1%	87.2%
Industrial properties	75	76	76
Total industrial square footage	5,750,859	5,907,459	5,907,459
Industrial occupancy at end of quarter	85.1%	84.7%	86.6%
Corporate and property operating general and administrative expense (a)
Corporate general and administrative expense	$13,515	$17,655	$13,502
Property operating general and administrative expense	23,775	22,110	19,690

Total corporate and property operating general and administrative expense	$37,290	$39,765	$33,192

Corporate general and administrative expense as a percentage of total revenues	1.7%	2.2%	1.7%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	As of or for the three months ended

	12/31/02	09/30/02

	(Dollars in thousands, except per share data)
Selected Operating Data - Continuing Operations
Total revenues	$863,217	$857,661
Net - straight line revenue/expense adjustment	13,260	16,891
Lease termination fees	44,357	30,323
Capitalized interest	4,980	6,050
Scheduled principal payments for consolidated debt	10,392	10,663
Portfolio Statistics (including unconsolidated joint ventures)
Office buildings owned	734	744
Total office square footage	125,725,399	126,797,757
Office occupancy at end of quarter	88.6%	89.2%
Industrial properties	77	79
Total industrial square footage	5,967,759	6,044,831
Industrial occupancy at end of quarter	89.3%	88.1%
Corporate and property operating general and administrative expense (a)
Corporate general and administrative expense	$16,367	$13,615
Property operating general and administrative expense	19,034	17,335

Total corporate and property operating general and administrative expense	$35,401	$30,950

Corporate general and administrative expense as a percentage of total revenues	1.9%	1.6%

(a)	Beginning in 2003, we reclassified regional operating expenses and other costs directly associated with property operations from general and administrative expenses to property operating expenses. Accordingly, these expenses have been classified as property operating expenses and all prior periods have been reclassified for comparability. This reclassification does not change prior period results or shareholders’ equity.

(b)	One building consisting of 115,430 square feet (Cambridge Science Center f/k/a Riverview I) is now considered a development.

Equity Office Properties Trust
Consolidated Statements of Operations
(Unaudited)

	For the three months ended
	September 30,

	2003	2002

	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$645,338	$666,743
Tenant reimbursements	108,285	123,640
Parking	28,188	28,207
Other	22,382	35,372
Fee income	1,969	3,699

Total revenues	806,162	857,661

Expenses:
Depreciation	162,868	154,836
Amortization	16,062	13,729
Real estate taxes	86,032	96,652
Insurance	8,356	11,424
Repairs and maintenance	80,762	81,059
Property operating	110,300	106,608
Ground rent	5,534	4,956
Corporate general and administrative	13,515	13,615

Total expenses	483,429	482,879

Operating income	322,733	374,782

Other income / expense:
Interest / dividend income	3,421	2,754
Realized gain on sale of marketable securities	307	—
Interest:
Expense incurred	(206,410)	(198,935)
Amortization of deferred financing costs and prepayment expenses	(1,652)	(1,290)

Total other income / expense	(204,334)	(197,471)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	118,399	177,311
Income taxes	289	(155)
Minority Interests:
EOP Partnership	(13,640)	(20,266)
Partially owned properties	(1,821)	(2,736)
Income from investments in unconsolidated joint ventures	21,208	12,218

Income from continuing operations	124,435	166,372
Discontinued operations (including net (loss) / gain on sales of real estate of $(6,326), $6,382, $45,399 and $8,872, respectively)	(3,752)	17,257

Net income	120,683	183,629
Preferred distributions	(10,508)	(15,451)

Net income available to common shareholders	$110,175	$168,178

Earnings per share - basic:
Income from continuing operations per share	$0.29	$0.37

Net income available to common shareholders per share	$0.28	$0.40

Weighted average Common Shares outstanding	397,401,024	417,468,711

Earnings per share - diluted:
Income from continuing operations per share	$0.28	$0.36

Net income available to common shareholders per share	$0.28	$0.40

Weighted average Common Shares outstanding and dilutive potential common shares	448,805,388	469,764,728

Distributions declared per Common Share outstanding	$0.50	$0.50

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the nine months ended
	September 30,

	2003	2002

	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$1,941,837	$2,018,267
Tenant reimbursements	321,719	365,820
Parking	83,473	85,915
Other	57,767	78,041
Fee income	10,431	11,754

Total revenues	2,415,227	2,559,797

Expenses:
Depreciation	480,724	466,087
Amortization	45,626	37,987
Real estate taxes	268,608	285,350
Insurance	21,669	29,664
Repairs and maintenance	241,249	247,584
Property operating	312,725	309,134
Ground rent	15,000	15,753
Corporate general and administrative	44,672	49,423

Total expenses	1,430,273	1,440,982

Operating income	984,954	1,118,815

Other income / expense:
Interest / dividend income	10,375	17,085
Realized gain on sale of marketable securities	8,450	—
Interest:
Expense incurred	(618,337)	(606,696)
Amortization of deferred financing costs and prepayment expenses	(5,435)	(3,708)

Total other income / expense	(604,947)	(593,319)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	380,007	525,496
Income taxes	(2,282)	(8,849)
Minority Interests:
EOP Partnership	(49,481)	(68,720)
Partially owned properties	(6,188)	(5,137)
Income from investments in unconsolidated joint ventures	62,918	92,143

Income from continuing operations	384,974	534,933
Discontinued operations (including net (loss) / gain on sales of real estate of $(6,326), $6,382, $45,399 and $8,872, respectively)	58,143	48,189

Net income	443,117	583,122
Preferred distributions	(41,364)	(47,112)

Net income available to common shareholders	$401,753	$536,010

Earnings per share - basic:
Income from continuing operations per share	$0.87	$1.19

Net income available to common shareholders per share	$1.00	$1.29

Weighted average Common Shares outstanding	402,013,359	415,977,751

Earnings per share - diluted:
Income from continuing operations per share	$0.87	$1.18

Net income available to common shareholders per share	$1.00	$1.28

Weighted average Common Shares outstanding and dilutive potential common shares	453,451,913	471,703,728

Distributions declared per Common Share outstanding	$1.50	$1.50

Equity Office Properties Trust
Consolidated Balance Sheets
September 30, 2003

September 30, 2003
(Unaudited)

(Dollars in thousands,
except per share amounts)
Assets:
Investments in real estate	$24,859,693
Developments in process	61,325
Land available for development	253,933
Accumulated depreciation	(2,533,491)

Investments in real estate, net of accumulated depreciation	22,641,460
Cash and cash equivalents	105,785
Tenant and other receivables (net of allowance for doubtful accounts of $8,049 and $11,695, respectively)	79,996
Deferred rent receivable	383,015
Escrow deposits and restricted cash	43,815
Investments in unconsolidated joint ventures	978,150
Deferred financing costs (net of accumulated amortization of $46,190 and $48,801, respectively)	67,682
Deferred leasing costs and other related intangibles (net of accumulated amortization of $156,114 and $115,710, respectively)	302,291
Prepaid expenses and other assets (net of discounts of $66,289 and $66,557, respectively)	281,175

Total Assets	$24,883,369

Liabilities, Minority Interests, Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (including a net discount of $(13,428) and $(12,584), respectively)	$2,407,112
Unsecured notes (including a net premium of $19,124 and $41,151, respectively)	9,235,624
Line of credit	421,000
Accounts payable and accrued expenses	480,831
Distribution payable	227,459
Other liabilities	413,628
Commitments and contingencies	—

Total Liabilities	13,185,654

Minority Interests:
EOP Partnership	1,196,620
Partially owned properties	184,049

Total Minority Interests	1,380,669

Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,990,000 issued and outstanding	299,500

Shareholders’ Equity:
Non-Redeemable Preferred Shares, 100,000,000 authorized:
8.625% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 4,562,900 issued and outstanding	114,073
7.875% Series E Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 6,000,000 issued and outstanding	—
8.0% Series F Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 4,000,000 issued and outstanding	—
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 399,469,098 and 411,200,998 issued and outstanding, respectively	3,995
Other Shareholders’ Equity:
Additional paid in capital	10,373,534
Deferred compensation	(8,058)
Dividends in excess of accumulated earnings	(653,368)
Accumulated other comprehensive loss	(25,130)

Total Shareholders’ Equity	10,017,546

Total Liabilities, Minority Interests, Redeemable Preferred Shares and Shareholders’ Equity	$24,883,369

[Additional columns below]

[Continued from above table, first column(s) repeated]

December 31, 2002

(Dollars in thousands,
except per share amounts)
Assets:
Investments in real estate	$24,625,927
Developments in process	284,737
Land available for development	252,852
Accumulated depreciation	(2,077,613)

Investments in real estate, net of accumulated depreciation	23,085,903
Cash and cash equivalents	58,471
Tenant and other receivables (net of allowance for doubtful accounts of $8,049 and $11,695, respectively)	77,597
Deferred rent receivable	331,932
Escrow deposits and restricted cash	29,185
Investments in unconsolidated joint ventures	1,087,815
Deferred financing costs (net of accumulated amortization of $46,190 and $48,801, respectively)	67,151
Deferred leasing costs and other related intangibles (net of accumulated amortization of $156,114 and $115,710, respectively)	235,002
Prepaid expenses and other assets (net of discounts of $66,289 and $66,557, respectively)	273,727

Total Assets	$25,246,783

Liabilities, Minority Interests, Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (including a net discount of $(13,428) and $(12,584), respectively)	$2,507,890
Unsecured notes (including a net premium of $19,124 and $41,151, respectively)	9,057,651
Line of credit	205,700
Accounts payable and accrued expenses	560,101
Distribution payable	5,654
Other liabilities	391,963
Commitments and contingencies	—

Total Liabilities	12,728,959

Minority Interests:
EOP Partnership	1,246,543
Partially owned properties	185,809

Total Minority Interests	1,432,352

Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,990,000 issued and outstanding	299,500

Shareholders’ Equity:
Non-Redeemable Preferred Shares, 100,000,000 authorized:
8.625% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 4,562,900 issued and outstanding	114,073
7.875% Series E Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 6,000,000 issued and outstanding	150,000
8.0% Series F Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 4,000,000 issued and outstanding	100,000
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 399,469,098 and 411,200,998 issued and outstanding, respectively	4,112
Other Shareholders’ Equity:
Additional paid in capital	10,691,610
Deferred compensation	(15,472)
Dividends in excess of accumulated earnings	(452,636)
Accumulated other comprehensive loss	(18,215)

Total Shareholders’ Equity	10,785,972

Total Liabilities, Minority Interests, Redeemable Preferred Shares and Shareholders’ Equity	$25,246,783

Note: The Series B preferred shares have been reclassified to Redeemable Preferred Shares from the Shareholders’ Equity section because they are mandatorily redeemable on February 15, 2008.

Equity Office Properties Trust
Consolidated Statements of Cash Flows
September 30, 2003

	For the three months ended
	September 30,

	2003	2002

	(Dollars in thousands, unaudited)
Operating Activities:
Net income	$120,683	$183,629
Adjustments to reconcile net income to net cash provided by operating activities:
Revenue recorded in connection with SFAS No. 141	105	—
Amortization of discounts included in interest / dividend income	(89)	(574)
Depreciation and amortization (including discontinued operations)	180,962	174,050
Amortization of premiums / discounts on unsecured notes and settled interest rate protection agreements included in interest expense	(4,600)	(1,587)
Compensation expense related to restricted shares and stock options issued to employees	3,404	2,906
Income from investments in unconsolidated joint ventures	(21,208)	(12,218)
Net loss / (gain) on sales of real estate (included in discontinued operations)	6,326	(6,382)
Provision for doubtful accounts	(356)	6,008
Income allocated to minority interests	15,461	23,002
Changes in assets and liabilities:
Decrease (increase) in rents receivables	836	26,587
Increase in deferred rent receivable	(26,243)	(16,460)
Decrease (increase) in prepaid expenses and other assets	34,629	(6,374)
(Decrease) increase in accounts payable and accrued expenses	(42,498)	13,389
Increase (decrease) in other liabilities	9,869	20,512

Net cash provided by operating activities	277,281	406,488

Investing Activities:
Property acquisitions	(87,411)	(7,489)
Property dispositions	133,382	96,607
Capital and tenant improvements	(118,041)	(92,858)
Lease commissions and other costs	(35,935)	(27,465)
(Increase) decrease in escrow deposits and restricted cash	(10,123)	8,512
Distributions from unconsolidated joint ventures	111,503	22,796
Investments in unconsolidated joint ventures	(1,068)	(42,995)
Redemption of CT Convertible Trust I preferred stock	—	20,086
Investments in notes receivable	—	—
Repayments of notes receivable	—	398

Net cash (used for) provided by investing activities	(7,693)	(22,408)

Financing Activities:
Proceeds from mortgage debt	—	13,342
Principal payments on mortgage debt	(121,876)	(10,663)
Proceeds from unsecured notes	—	—
Repayment of unsecured notes	—	—
Proceeds from lines of credit	1,861,200	—
Principal payments on lines of credit	(1,723,100)	—
Payments of loan costs	—	(141)
Settlement of interest rate swap agreements	—	39,617
Distributions to minority interest in partially owned properties	(2,265)	(2,413)
Payment of offering costs	(31)	(29)
Proceeds from exercise of share options	13,022	2,271
Distributions to shareholders and unitholders	(224,377)	(234,672)
Repurchase of Common Shares	(10,042)	(4,947)
Redemption of Units	(3,421)	(19,313)
Repurchase of preferred shares	—	(199,850)
Issuance of preferred shares	—	205,645
Payment of preferred distributions	(10,508)	(17,633)

Net cash used for financing activities	(221,398)	(228,786)

Net increase in cash and cash equivalents	48,190	155,294
Cash and cash equivalents at the beginning of the period	57,595	300,240

Cash and cash equivalents at the end of the period	$105,785	$455,534

Supplemental Information:
Interest paid during the period, including a reduction of interest expense for capitalized interest of $2,218, $6,082, $7,017 and $16,467, respectively	$254,687	$237,918

Non-Cash Investing and Financing Activities:
Investing Activities:
Mortgage loan assumed upon consolidation of property	$59,166	$—

Escrow deposits related to property dispositions	$—	$(48,756)

Escrow deposits used for property acquisition	$—	$48,761

Mortgage loan repayment as a result of a property disposition	$—	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$—	$—

Issuance of unsecured notes at a discount of $10,048 in exchange for $250 million Mandatory Par Put Remarketed Securities(SM)	$—	$—

Exchange of $250 million Mandatory Par Put Remarketed Securities(SM), including an unamortized premium of $4,631 for $264,679 notes due 2012 issued February 2002	$—	$—

Mortgage loan assumed upon consolidation of a property	$(59,116)	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the nine months ended
	September 30,

	2003	2002

	(Dollars in thousands, unaudited)
Operating Activities:
Net income	$443,117	$583,122
Adjustments to reconcile net income to net cash provided by operating activities:
Revenue recorded in connection with SFAS No. 141	105	—
Amortization of discounts included in interest / dividend income	(268)	(767)
Depreciation and amortization (including discontinued operations)	535,459	520,874
Amortization of premiums / discounts on unsecured notes and settled interest rate protection agreements included in interest expense	(14,898)	(2,331)
Compensation expense related to restricted shares and stock options issued to employees	12,840	12,060
Income from investments in unconsolidated joint ventures	(62,918)	(92,143)
Net loss / (gain) on sales of real estate (included in discontinued operations)	(45,399)	(8,872)
Provision for doubtful accounts	11,082	19,578
Income allocated to minority interests	55,669	73,857
Changes in assets and liabilities:
Decrease (increase) in rents receivables	(7,503)	38,084
Increase in deferred rent receivable	(55,855)	(59,738)
Decrease (increase) in prepaid expenses and other assets	42,310	(12,153)
(Decrease) increase in accounts payable and accrued expenses	(79,584)	(27,637)
Increase (decrease) in other liabilities	(6,339)	4,774

Net cash provided by operating activities	827,818	1,048,708

Investing Activities:
Property acquisitions	(87,411)	(23,947)
Property dispositions	398,979	218,239
Capital and tenant improvements	(264,628)	(223,299)
Lease commissions and other costs	(108,001)	(69,188)
(Increase) decrease in escrow deposits and restricted cash	4,709	159,222
Distributions from unconsolidated joint ventures	152,254	163,470
Investments in unconsolidated joint ventures	(34,212)	(123,897)
Redemption of CT Convertible Trust I preferred stock	—	20,086
Investments in notes receivable	(96)	—
Repayments of notes receivable	1,395	1,886

Net cash (used for) provided by investing activities	62,989	122,572

Financing Activities:
Proceeds from mortgage debt	—	13,342
Principal payments on mortgage debt	(142,821)	(36,229)
Proceeds from unsecured notes	494,810	239,127
Repayment of unsecured notes	(300,000)	(200,000)
Proceeds from lines of credit	3,577,600	805,050
Principal payments on lines of credit	(3,362,300)	(1,049,350)
Payments of loan costs	(8,548)	(4,047)
Settlement of interest rate swap agreements	768	42,810
Distributions to minority interest in partially owned properties	(7,948)	(5,406)
Payment of offering costs	(194)	(29)
Proceeds from exercise of share options	20,649	38,882
Distributions to shareholders and unitholders	(453,060)	(470,406)
Repurchase of Common Shares	(363,486)	(4,947)
Redemption of Units	(5,630)	(104,165)
Repurchase of preferred shares	(250,000)	(199,850)
Issuance of preferred shares	—	205,645
Payment of preferred distributions	(43,333)	(47,294)

Net cash used for financing activities	(843,493)	(776,867)

Net increase in cash and cash equivalents	47,314	394,413
Cash and cash equivalents at the beginning of the period	58,471	61,121

Cash and cash equivalents at the end of the period	$105,785	$455,534

Supplemental Information:
Interest paid during the period, including a reduction of interest expense for capitalized interest of $2,218, $6,082, $7,017 and $16,467, respectively	$675,424	$658,841

Non-Cash Investing and Financing Activities:
Investing Activities:
Mortgage loan assumed upon consolidation of property	$59,166	$—

Escrow deposits related to property dispositions	$(19,339)	$(70,025)

Escrow deposits used for property acquisition	$—	$70,030

Mortgage loan repayment as a result of a property disposition	$(16,279)	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$16,279	$—

Issuance of unsecured notes at a discount of $10,048 in exchange for $250 million Mandatory Par Put Remarketed Securities(SM)	$—	$(254,631)

Exchange of $250 million Mandatory Par Put Remarketed Securities(SM), including an unamortized premium of $4,631 for $264,679 notes due 2012 issued February 2002	$—	$254,631

Mortgage loan assumed upon consolidation of property	$(59,116)	$—

Equity Office Properties Trust
Statements of Operations - Discontinued Operations
September 30, 2003

     In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, effective for financial statements issued for fiscal years beginning after December 15, 2001, the net income / (loss) and net gain / (loss) on sales of real estate for properties sold subsequent to December 31, 2001 are reflected in the consolidated statements of operations as Discontinued Operations for all periods presented.

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties and parking facilities that were sold are included in the “Corporate and Other” segment.

	For the three months ended		For the nine months ended
	September 30,		September 30,

	2003	2002	2003	2002

	(Dollars in thousands, unaudited)
Total revenues	$3,103	$24,626	$24,208	$80,048

Expenses:
Depreciation and amortization	380	4,214	3,900	13,150
Property operating	136	9,239	7,528	27,287
Ground rent	—	30	18	134

Total expenses	516	13,483	11,446	40,571

Operating income	2,587	11,143	12,762	39,477

Other income / expense:
Interest / dividend income	—	38	7	63
Interest expense	—	(306)	(10)	(10)

Total other income / expense	—	(268)	(3)	53

Income before income taxes and net (loss) / gain on sales of real estate	2,587	10,875	12,759	39,530
Income taxes	(13)	—	(15)	(213)
Net (loss) / gain on sales of real estate	(6,326)	6,382	45,399	8,872

Net (loss) / income	($3,752)	$17,257	$58,143	$48,189

Property net operating income from discontinued operations	$2,967	$15,387	$16,680	$52,761

Equity Office Properties Trust
Segment Information
September 30, 2003

     Our primary business is the ownership and operation of Office Properties. We account for each Office Property as an individual operating segment and have aggregated the related operating accounts into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. The net property operating income from continuing operations generated at the “Corporate and Other” segment consist primarily of the Industrial Properties. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments and realized gains on sale of certain marketable securities.

	For the three months ended			For the three months ended
	September 30, 2003			September 30, 2002

	Office	Corporate		Office	Corporate
	Properties	and Other	Consolidated	Properties	and Other	Consolidated

	(Dollars in thousands)			(Dollars in thousands)
Property operating revenues (1)	$792,753	$11,440	$804,193	$841,147	$12,815	$853,962
Property operating expenses (2)	(283,038)	(2,412)	(285,450)	(293,294)	(2,449)	(295,743)

Property net operating income from continuing operations	509,715	9,028	518,743	547,853	10,366	558,219

Adjustments to arrive at net income
Other revenues	2,125	3,572	5,697	718	5,735	6,453
Interest expense (3)	(44,266)	(163,796)	(208,062)	(48,144)	(152,081)	(200,225)
Depreciation and amortization	(173,090)	(5,840)	(178,930)	(163,498)	(5,067)	(168,565)
Ground rent	(5,534)	—	(5,534)	(4,956)	—	(4,956)
Corporate general and administrative	—	(13,515)	(13,515)	—	(13,615)	(13,615)

Total	(220,765)	(179,579)	(400,344)	(215,880)	(165,028)	(380,908)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	288,950	(170,551)	118,399	331,973	(154,662)	177,311
Income taxes	(585)	874	289	32	(187)	(155)
Minority interests	(1,821)	(13,640)	(15,461)	(2,716)	(20,286)	(23,002)
Income from investments in unconsolidated joint ventures	19,550	1,658	21,208	14,135	(1,917)	12,218

Income from continuing operations	306,094	(181,659)	124,435	343,424	(177,052)	166,372
Discontinued operations (including net (loss) / gain on sales of real estate of $(6,326), $6,382, $45,399 and $8,872 respectively)	(7,264)	3,512	(3,752)	16,974	283	17,257

Net income	$298,830	$(178,147)	$120,683	$360,398	$(176,769)	$183,629

Property net operating income:
Continuing operations	$509,715	$9,028	$518,743	$547,853	$10,366	$558,219
Discontinued operations	2,953	14	2,967	15,014	373	15,387

Total property net operating income	$512,668	$9,042	$521,710	$562,867	$10,739	$573,606

Property operating margin from continuing and discontinued operations (4)			64.6%			65.3%

Property operating margin from continuing operations (4)			64.5%			65.4%

Capital and tenant improvements	$108,177	$9,864	$118,041	$90,913	$1,945	$92,858

Investments in unconsolidated joint ventures	$979,529	($1,379)	$978,150

Total assets	$24,034,115	$849,254	$24,883,369

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the nine months ended			For the nine months ended
	September 30, 2003			September 30, 2002

	Office	Corporate		Office	Corporate
	Properties	and Other	Consolidated	Properties	and Other	Consolidated

	(Dollars in thousands)			(Dollars in thousands)}
Property operating revenues (1)	$2,369,419	$35,377	$2,404,796	$2,507,735	$40,308	$2,548,043
Property operating expenses (2)	(836,721)	(7,530)	(844,251)	(863,907)	(7,825)	(871,732)

Property net operating income from continuing operations	1,532,698	27,847	1,560,545	1,643,828	32,483	1,676,311

Adjustments to arrive at net income
Other revenues	3,321	25,935	29,256	2,030	26,809	28,839
Interest expense (3)	(133,800)	(489,972)	(623,772)	(145,547)	(464,857)	(610,404)
Depreciation and amortization	(509,036)	(17,314)	(526,350)	(488,840)	(15,234)	(504,074)
Ground rent	(15,000)	—	(15,000)	(15,753)	—	(15,753)
Corporate general and administrative	—	(44,672)	(44,672)	—	(49,423)	(49,423)

Total	(654,515)	(526,023)	(1,180,538)	(648,110)	(502,705)	(1,150,815)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	878,183	(498,176)	380,007	995,718	(470,222)	525,496
Income taxes	(970)	(1,312)	(2,282)	(1,927)	(6,922)	(8,849)
Minority interests	(6,168)	(49,501)	(55,669)	(5,078)	(68,779)	(73,857)
Income from investments in unconsolidated joint ventures	60,041	2,877	62,918	94,307	(2,164)	92,143

Income from continuing operations	931,086	(546,112)	384,974	1,083,020	(548,087)	534,933
Discontinued operations (including net (loss) / gain on sales of real estate of $(6,326) and $6,382, respectively)	54,614	3,529	58,143	47,485	704	48,189

Net income	$985,700	$(542,583)	$443,117	$1,130,505	$(547,383)	$583,122

Property net operating income:
Continuing operations	$1,532,698	$27,847	$1,560,545	$1,643,828	$32,483	$1,676,311
Discontinued operations	16,419	261	16,680	51,610	1,151	52,761

Total property net operating income	$1,549,117	$28,108	$1,577,225	$1,695,438	$33,634	$1,729,072

Property operating margin from continuing and discontinued operations (4)			64.9%			65.8%

Property operating margin from continuing operations (4)			64.9%			65.8%

Capital and tenant improvements	$245,167	$19,461	$264,628	$218,670	$4,629	$223,299

Investments in unconsolidated joint ventures	$979,529	($1,379)	$978,150

Total assets	$24,034,115	$849,254	$24,883,369

(1)	Included in property operating revenues are rental, tenant reimbursements, parking and other.

(2)	Included in property operating expenses are real estate taxes, insurance, repairs and maintenance and property operating expenses.

(3)	Interest expense for the Office Properties represents interest expense on property secured mortgage debt and does not include interest expense on the unsecured notes or the line of credit.

(4)	Property operating margin is calculated by dividing property net operating income by property operating revenues.

Equity Office Properties Trust
Earnings Per Share
September 30, 2003

	For the three months ended		For the nine months ended
	September 30,		September 30,

	2003	2002	2003	2002

	(Dollars in thousands, except per share data)
Numerator:
Income from continuing operations	$124,435	$166,372	$384,974	$534,933
Preferred distributions	(10,508)	(15,451)	(41,364)	(47,112)

Income from continuing operations available to common shareholders	113,927	150,921	343,610	487,821
Discontinued operations (including net (loss)/gain on sales of real estate of $(6,326), $6,382, $45,399 and $8,872, respectively)	(3,752)	17,257	58,143	48,189

Numerator for basic earnings per share - net income available to common shareholders	110,175	168,178	401,753	536,010
Net income available to common shareholders allocated to minority interests in EOP Partnership	13,640	20,266	49,481	68,720

Numerator for diluted earnings per share - net income available to common shareholders	$123,815	$188,444	$451,234	$604,730

Denominator:
Denominator for basic earnings per share - weighted average Common Shares outstanding	397,401,024	417,468,711	402,013,359	415,977,751

Effect of dilutive potential common shares:
Redemption of Units for Common Shares	49,349,203	50,795,102	49,718,115	53,507,855
Share options, put options and restricted shares	2,055,161	1,500,915	1,720,439	2,218,122

Dilutive potential common shares	51,404,364	52,296,017	51,438,554	55,725,977

Denominator for diluted earnings per share - weighted average Common Shares outstanding and dilutive potential common shares	448,805,388	469,764,728	453,451,913	471,703,728

Earnings per share - basic
Income from continuing operations available to common shareholders, net of minority interests	$0.29	$0.37	$0.87	$1.19
Discontinued operations, net of minority interests	(0.01)	0.04	0.13	0.10

Net income available to common shareholders	$0.28	$0.40	$1.00	$1.29

Earnings per share - diluted
Income from continuing operations available to common shareholders	$0.28	$0.36	$0.87	$1.18
Discontinued operations	(0.01)	0.04	0.13	0.10

Net income available to common shareholders	$0.28	$0.40	$1.00	$1.28

Note: Net income available to common shareholders per share may not total the sum of the per share components due to rounding

Equity Office Properties Trust
Core Portfolio Segment Results
September 30, 2003

     The financial data presented in the Consolidated Statements of Operations show changes in revenues and expenses from period-to-period. We do not believe our period-to-period financial data are necessarily comparable because we acquire and dispose of properties on an ongoing basis. The following table shows results attributable to the properties that were held during both periods being compared (the “Core Portfolio”). The information below is for consolidated office and industrial properties only.

	For the three months ended September 30,		Change

	2003	2002	$	%

	(Dollars in thousands)
Property Operating Revenues (before straight-line rent)	$778,257	$833,606	($55,349)	(6.6%)
Straight-line rent	19,874	17,536	2,338	13.3%

Property Operating Revenues	798,131	851,142	(53,011)	(6.2%)

Real estate taxes	84,282	95,942	(11,660)	(12.2%)
Insurance, repairs and maintenance and property operating expenses	196,427	198,631	(2,204)	(1.1%)

Property Operating Expenses	280,709	294,573	(13,864)	(4.7%)

Property Operating Revenues less Property Operating Expenses	$517,422	$556,569	($39,147)	(7.0%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses divided by Property Operating Revenues)	64.8%	65.4%		(0.6%)

Property Operating Revenues less Property Operating Expenses	$517,422	$556,569	($39,147)	(7.0%)
Less straight-line rent	(19,874)	(17,536)	(2,338)	13.3%

Property Operating Revenues less Property Operating Expenses (before straight-line rent)	$497,548	$539,033	($41,485)	(7.7%)

Lease termination fees (included in Property Operating Revenues)	$15,855	$30,322	($14,467)	(47.7%)

Property Operating Margin excluding lease termination fees	64.1%	64.1%		—

	At September 30, 2003	At June 30, 2002

Occupancy
Office	86.6%	89.8%		(3.2%)
Industrial	85.1%	90.9%		(5.8%)

Total	86.5%	89.9%		(3.4%)

Square Feet
Office	111,163,252
Industrial	5,750,859

Total	116,914,111

Number of Properties
Office	676
Industrial	75

Total	751

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the nine months ended September 30,		Change

	2003	2002	$	%

	(Dollars in thousands)
Property Operating Revenues (before straight-line rent)	$2,325,228	$2,477,393	($152,165)	(6.1%)
Straight-line rent	51,706	55,028	(3,322)	(6.0%)

Property Operating Revenues	2,376,934	2,532,421	(155,487)	(6.1%)

Real estate taxes	263,287	283,075	(19,788)	(7.0%)
Insurance, repairs and maintenance and property operating expenses	565,443	581,018	(15,575)	(2.7%)

Property Operating Expenses	828,730	864,093	(35,363)	(4.1%)

Property Operating Revenues less Property Operating Expenses	$1,548,204	$1,668,328	($120,124)	(7.2%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses divided by Property Operating Revenues)	65.1%	65.9%		(0.8%)

Property Operating Revenues less Property Operating Expenses	$1,548,204	$1,668,328	($120,124)	(7.2%)
Less straight-line rent	(51,706)	(55,028)	3,322	(6.0%)

Property Operating Revenues less Property Operating Expenses (before straight-line rent)	$1,496,498	$1,613,300	($116,802)	(7.2%)

Lease termination fees (included in Property Operating Revenues)	$37,854	$59,551	($21,697)	(36.4%)

Property Operating Margin excluding lease termination fees	64.6%	65.1%		(0.5%)

	At September 30, 2003	At January 1, 2002

Occupancy
Office	86.5%	91.8%		(5.3%)
Industrial	85.1%	92.4%		(7.3%)

Total	86.5%	91.8%		(5.3%)

Square Feet
Office	110,391,368
Industrial	5,750,859

Total	116,142,227

Number of Properties
Office	673
Industrial	75

Total	748

Equity Office Properties Trust
Property Joint Venture Information
September 30, 2003

	Effective		Effective
Property	Ownership Percentage (a)	Square Feet	Square Feet

Wholly-owned	100%	107,025,871	107,025,871

Consolidated Joint Ventures
222 Berkeley Street	91.5%	519,608	475,441
500 Boylston Street	91.5%	706,864	646,781
Wells Fargo Center	75%	1,117,439	838,079
Washington Mutual Tower	75%	1,207,823	905,867
Plaza at LaJolla Village	66.7%	635,419	423,634
Park Avenue Tower	94%	568,060	533,976
850 Third Avenue	94%	568,867	534,735
2951 28th Street	98%	85,000	83,300
Water’s Edge	87.5%	243,433	213,004
Foundry Square II	87.5%	505,480	442,295
Ferry Building	100%	243,812	243,812

Subtotal		6,401,805	5,340,924

Unconsolidated Joint Ventures
One Post Office Square	50%	765,296	382,648
75-101 Federal Street	51.61%	813,195	419,707
Rowes Wharf	44%	344,645	151,644
10 & 30 South Wacker	75%	2,003,288	1,502,466
Bank One Center	25%	1,057,877	264,469
Pasadena Towers	25%	439,366	109,842
Promenade II	50%	774,344	387,172
SunTrust Center	25%	640,741	160,185
Preston Commons	50%	418,604	209,302
Sterling Plaza	50%	302,747	151,374
Bank of America Tower	50.1%	1,537,932	770,504
One Post Street	50%	421,121	210,561
1301 Avenue of the Americas	84.47%	1,765,694	1,491,482
Concar	79.96%	219,318	175,367

Subtotal		11,504,168	6,386,723

Total Net Effective Square Footage		124,931,844	118,753,518

(a)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions and net income are allocated to the joint venture partners in accordance with their respective partnership agreements. Our share of these items is subject to change based on, among other things, the operations of the property and the timing and amount of capital transactions.

Equity Office Properties Trust
Developments
September 30, 2003

	Estimated
	Placed in		Number		Costs	Total	Current
	Service		of	Square	Incurred To	Estimated	Percentage
	Date (a)	Location	Buildings	Feet	Date	Costs (b)	Leased

					(Dollars in thousands)
Wholly-Owned
Douglas Corporate Center II	3Q/2003	Roseville, CA	1	108,000	$11,914	$16,800	31%
Kruse Woods V	4Q/2003	Lake Oswego, OR	1	184,000	24,597	33,900	50%
Cambridge Science Center	1Q/2004	Cambridge, MA	1	131,000	24,814	50,200	0%

Grand Total/Weighted Average			3	423,000	$61,325	$100,900	30%

(a)	The Estimated Placed in Service Date represents the date the certificate of occupancy was or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property is expected to undergo a lease-up period.

(b)	Total Estimated Costs represent 100% of the development’s estimated costs, including the acquisition cost of the land and building, if any. Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease the property.

     In addition to the developments described above, we own or have under option various land parcels available for development. These sites represent possible future developments of up to approximately 12 million square feet of office space. These developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include, among others : Russia Wharf, Boston, MA; Reston Town Center, Reston, VA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe, San Diego, CA; La Jolla Centre, San Diego, CA; Orange Center, Orange, CA; Water’s Edge, Los Angeles, CA; Skyport Plaza, San Jose, CA; Foundry Square, San Francisco, CA; San Rafael Corporate Center, San Rafael, CA; Station Landings, Walnut Creek, CA; Parkshore Plaza, Folsom, CA; City Center Bellevue; Bellevue, WA; and 8th Street, Bellevue, WA.

Equity Office Properties Trust
Debt Summary
September 30, 2003

	Coupon	Effective	Principal	Maturity	Due at	Years to
Consolidated Property Debt	Rate	Rate (a)	Balance	Date	Maturity	Maturity

	(Dollars in thousands)
Secured Fixed Rate Debt
Texaco Center	6.94%	6.94%	$42,500	01/01/04	$42,500
LL&E Tower	6.94%	6.94%	37,500	01/01/04	37,500
BP Tower	7.34%	7.34%	84,343	03/01/04	83,904
110 Atrium Place	7.68%	7.84%	19,950	03/01/04	19,821
John Marshall	8.63%	8.63%	17,193	06/01/04	16,744
Worldwide Plaza	7.92%	7.92%	180,197	07/10/04	173,252
Industrial Drive Warehouse	7.60%	7.60%	2,015	09/01/04	1,937
Fremont Bayside	7.60%	7.60%	5,432	09/01/04	5,270
Sixty State Street	9.50%	8.12%	73,684	01/01/05	72,267
Island Corporate Center	6.75%	8.03%	12,591	04/01/05	12,275
1740 Technology Drive	8.00%	6.80%	17,116	04/01/05	15,684
San Mateo Baycenter II	9.45%	6.80%	9,871	04/01/05	9,449
One Market	8.40%	8.40%	137,544	10/01/05	132,858
One Market	6.90%	6.90%	39,065	10/01/05	38,069
Central Park	7.50%	7.50%	56,006	11/01/05	54,697
Washington Mutual Tower	7.53%	7.77%	79,100	11/30/05	79,100
Walnut Hill	7.15%	7.15%	13,705	12/10/05	13,203
Wells Fargo Center	8.74%	7.97%	110,000	12/31/05	110,000
Perimeter Center	7.08%	7.08%	197,023	03/31/06	184,744
580 California	6.88%	6.88%	27,681	04/01/06	25,468
580 California	6.90%	6.90%	29,299	04/01/06	28,349
Bayhill Office Center	8.35%	7.94%	49,977	12/01/06	45,751
Bayhill Office Center	6.90%	6.90%	39,065	12/01/06	37,422
Reston Town Center	7.97%	7.97%	85,875	01/01/07	81,194
Reston Town Center	6.90%	6.90%	29,299	01/01/07	28,030
E.J. Randolph	8.19%	8.19%	13,939	01/01/07	12,935
Northridge I	8.19%	8.19%	12,638	01/01/07	11,728
Westbrook Corporate Center	8.00%	8.00%	96,147	05/01/07	87,844
Wilshire Palisades	6.45%	6.45%	39,510	07/01/08	36,854
Corporate 500 Centre	6.66%	7.98%	82,006	11/01/08	80,006
Bayside Plaza	7.26%	7.62%	14,620	08/15/09	12,435
Centerside II	7.26%	7.72%	22,718	08/15/09	19,325
700 North Brand	7.26%	7.88%	25,232	08/15/09	21,464
Golden Bear Center	7.26%	7.72%	19,180	08/15/09	16,316
Bixby Ranch	7.26%	7.62%	26,722	08/15/09	22,731
One Memorial	7.26%	7.88%	59,124	08/15/09	50,293
Peninsula Office Park	7.23%	7.78%	82,686	11/01/09	70,026
Embarcadero Place	7.23%	7.78%	35,793	11/01/09	30,313
201 California Street	7.23%	7.96%	41,655	11/01/09	35,363
Tower 56	7.23%	7.87%	23,479	11/01/09	19,884
125 Summer Street	7.23%	8.12%	73,976	11/01/09	62,649
Park Avenue Tower / 850 Third Avenue	8.47%	8.51%	184,973	06/30/10	180,000
The Plaza at La Jolla Village	6.87%	7.50%	77,854	01/10/11	69,608
San Felipe Plaza	5.81%	5.81%	49,084	12/01/12	41,212
Santa Monica Business Park	9.88%	7.36%	7,173	12/10/13	—

Total Secured Fixed Rate Debt	7.62%	7.70%	2,384,540		2,230,474	3.6

Total Secured Variable Rate Debt
Worldwide Plaza LIBOR + 55 bps	1.67%	1.67%	36,000	07/10/04	36,000

Total Secured Debt	7.53%	7.61%	2,420,540		2,266,474	3.5

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

Equity Office Properties Trust
Debt Summary
September 30, 2003

		Coupon	Effective	Principal	Maturity	Due at	Years to
		Rate	Rate (a)	Balance	Date	Maturity	Maturity

Unsecured Variable Rate Line of Credit		(Dollars in thousands)
$ Revolving Credit Facility	LIBOR + 60 bp plus facility fee of 20 bp on $1.0 billion	1.91%	2.11%	$421,000	05/08/06	$421,000	2.6

Unsecured Fixed Rate Notes
3 Year Unsecured Notes		7.38%	7.55%	400,000	11/15/03	400,000
5 Year Unsecured Notes		6.50%	4.59%	300,000	01/15/04	300,000
9 Year Unsecured Notes		6.90%	6.27%	100,000	01/15/04	100,000
5 Year Unsecured Notes		6.80%	6.10%	200,000	05/01/04	200,000
6 Year Unsecured Notes		6.50%	5.31%	250,000	06/15/04	250,000
7 Year Unsecured Notes		7.24%	7.26%	30,000	09/01/04	30,000
8 Year Unsecured Notes		6.88%	6.40%	125,000	02/01/05	125,000
7 Year Unsecured Notes		6.63%	4.99%	400,000	02/15/05	400,000
7 Year Unsecured Notes		8.00%	6.49%	100,000	07/19/05	100,000
8 Year Unsecured Notes		7.36%	7.69%	50,000	09/01/05	50,000
6 Year Unsecured Notes		8.38%	7.65%	500,000	03/15/06	500,000
9 Year Unsecured Notes		7.44%	7.74%	50,000	09/01/06	50,000
10 Year Unsecured Notes		7.13%	6.74%	100,000	12/01/06	100,000
9 Year Unsecured Notes		7.00%	6.80%	1,500	02/02/07	1,500
9 Year Unsecured Notes		6.88%	6.83%	25,000	04/30/07	25,000
9 Year Unsecured Notes		6.76%	6.76%	300,000	06/15/07	300,000
10 Year Unsecured Notes		7.41%	7.70%	50,000	09/01/07	50,000
7 Year Unsecured Notes		7.75%	7.91%	600,000	11/15/07	600,000
10 Year Unsecured Notes		6.75%	6.97%	150,000	01/15/08	150,000
10 Year Unsecured Notes		6.75%	7.01%	300,000	02/15/08	300,000
8 Year Unsecured Notes (b)		7.25%	7.64%	325,000	11/15/08	325,000
10 Year Unsecured Notes		6.80%	6.94%	500,000	01/15/09	500,000
10 Year Unsecured Notes		7.25%	7.14%	200,000	05/01/09	200,000
11 Year Unsecured Notes		7.13%	6.97%	150,000	07/01/09	150,000
10 Year Unsecured Notes		8.10%	8.22%	360,000	08/01/10	360,000
10 Year Unsecured Notes		7.65%	7.20%	200,000	12/15/10	200,000
10 Year Unsecured Notes		7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year Unsecured Notes		6.75%	7.02%	500,000	02/15/12	500,000
10 Year Unsecured Notes		5.88%	5.98%	500,000	01/15/13	500,000
20 Year Unsecured Notes		7.88%	8.08%	25,000	12/01/16	25,000
20 Year Unsecured Notes		7.35%	8.08%	200,000	12/01/17	200,000
20 Year Unsecured Notes		7.25%	7.54%	250,000	02/15/18	250,000
30 Year Unsecured Notes		7.50%	8.24%	150,000	10/01/27	150,000
30 Year Unsecured Notes		7.25%	7.31%	225,000	06/15/28	225,000
30 Year Unsecured Notes		7.50%	7.55%	200,000	04/19/29	200,000
30 Year Unsecured Notes		7.88%	7.94%	300,000	07/15/31	300,000

Total Unsecured Fixed Rate Notes		7.15%	6.98%	9,216,500		9,216,500	7.2

Total Consolidated Fixed Rate Debt		7.24%	7.13%	11,601,040		11,446,974	6.4
Total Consolidated Variable Rate Debt		1.89%	2.08%	457,000		457,000	2.5
Net discount on mortgage debt		—	—	(13,428)		—	—
Net premium on unsecured notes		—	—	19,124		—	—

Total Consolidated Debt		7.04%	6.93%	12,063,736		11,903,974	6.3

Equity Office’s Pro Rata Share of Unconsolidated Joint Venture Debt
Bank of America	LIBOR + 115 bp	2.27%	2.27%	97,695	12/14/04	97,695
SunTrust Center	LIBOR + 80 bp	1.92%	1.92%	12,500	12/14/04	12,500
1301 Avenue of the Americas		7.79%	8.01%	362,254	08/01/05	355,352
1301 Avenue of the Americas	LIBOR + 400 bp	5.12%	5.37%	90,762	08/01/05	89,088
Bank One Center	LIBOR + 80 bp	1.92%	1.92%	16,250	12/14/05	16,250
Promenade II		7.84%	7.84%	42,978	10/01/06	39,325
Promenade II		6.90%	6.90%	9,766	10/01/06	9,391
Pasadena Towers		6.92%	6.92%	15,730	08/01/08	14,371
75-101 Federal Street		5.05%	5.05%	63,768	11/01/12	52,676
One Post Office Square		5.70%	5.70%	87,500	10/01/13	77,017

Total		6.13%	6.26%	799,203		763,665	3.4

Total Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt		6.98%	6.89%	$12,862,939		$12,667,639	6.1

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.

(b)	The notes are exchangeable into Common Shares at an exchange rate of $34.00 per share. If the closing price at the time a holder exercises its exchange right is less than the exchange price of $34.00, the holder will receive, in lieu of Common Shares, cash in an amount equal to 97% of the product of the number of Common Shares into which the principal amount of notes subject to such exercise would otherwise be exchangeable and the current market price per Common Share.

Equity Office Properties Trust
Debt Maturity (excludes principal payments prior to maturity)
September 30, 2003

	Consolidated	Unconsolidated		Line of		Effective
Year	Secured Debt	Secured Debt	Unsecured Notes	Credit	Total	Rate (a)

(Dollars in thousands)
2003	—	—	$400,000	—	$400,000	7.55%
2004	$416,928	$110,195	880,000	—	1,407,123	5.67%
2005	537,602	460,690	675,000	—	1,673,292	6.82%
2006	321,734	48,716	650,000	$421,000	1,441,450	5.86%
2007	221,731	—	976,500	—	1,198,231	7.58%
2008	116,860	14,371	775,000	—	906,231	7.29%
2009	360,799	—	850,000	—	1,210,799	7.25%
2010	180,000	—	560,000	—	740,000	8.01%
2011	69,608	—	1,100,000	—	1,169,608	6.87%
2012	41,212	52,676	500,000	—	593,888	6.76%
2013	—	77,017	500,000	—	577,017	5.94%
2016	—	—	25,000	—	25,000	8.08%
2017	—	—	200,000	—	200,000	8.08%
2018	—	—	250,000	—	250,000	7.54%
2027	—	—	150,000	—	150,000	8.24%
2028	—	—	225,000	—	225,000	7.31%
2029	—	—	200,000	—	200,000	7.55%
2031	—	—	300,000	—	300,000	7.94%

	$2,266,474	$763,665	$9,216,500	$421,000	$12,667,639	6.89%

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain notes.

Restrictions and Covenants under Unsecured Indebtedness

     Agreements or instruments relating to our line of credit and unsecured notes contain certain financial restrictions and requirements described below. As of September 30, 2003, we were in compliance with each of these financial restrictions and requirements.

     Set forth below are the financial restrictions and requirements to which we are subject under our current line of credit agreement:

•	total liabilities to total asset value may not exceed 0.55:1 at any time;

•	earnings before interest, taxes, depreciation and amortization to interest expense may not be less than 2.00:1;

•	cash flow to fixed charges may not be less than 1.5:1;

•	secured debt to total asset value may not exceed 0.40:1;

•	unsecured debt to unencumbered asset value may not exceed 0.55:1;

•	unencumbered net operating income to unsecured debt service may not be less than 2.0:1;

•	consolidated tangible net worth may not be less than the sum of $10.7 billion and 70% of all net offering proceeds received by Equity Office or EOP Partnership after December 31, 2002;

•	we may not pay any distributions on Common Shares and Units in excess of 90% of annual funds from operations; and

•	our investments in unimproved assets, interest in taxable REIT subsidiaries, developments, unconsolidated joint ventures, mortgages and securities, in the aggregate, may not exceed 25% of our total asset value.

     Set forth below are the financial restrictions and requirements to which we are subject under our unsecured note indentures:

•	debt to adjusted total assets may not exceed 0.60:1;

•	secured debt to adjusted total assets may not exceed 0.40:1;

•	consolidated income available for debt service to annual debt service charge may not be less than 1.50:1; and

•	total unencumbered assets to unsecured debt may not be less than 1.50:1.

Equity Office Properties Trust
Gross Leasing Summary
September 30, 2003

	For the three months ended	For the nine months ended
	September 30, 2003	September 30, 2003

Office Properties:
Leasing square footage (a)	6,046,484	16,564,918
Weighted average term in years	6.34	5.51
Industrial Properties:
Leasing square footage (a)	306,181	644,745
Weighted average term in years	2.72	2.55
Total Properties:
Leasing square footage (a)	6,352,665	17,209,663
Weighted average term in years	6.16	5.4

Rental Rates(b)
(Dollars presented on a per square foot basis)

	Including	Excluding	Including	Excluding
	Straight	Straight Line	Straight	Straight Line
	Line Rents	Rents (c)	Line Rents	Rents (c)

Office Properties:
Rate on expiring leases	$25.61	$26.11	$26.87	$27.54
Rate on terminated leases	28.03	28.76	31.40	31.68

Rate on expiring and terminated leases	26.07	26.61	27.82	28.40
Rate on new and renewal leases	24.24	23.31	25.96	25.20

Change from expiring and terminated leases	($1.83)	($3.30)	($1.86)	($3.20)

% Change from expiring and terminated leases	-7.0%	-12.4%	-6.7%	-11.3%

Change from expiring leases only	($1.37)	($2.80)	($0.91)	($2.34)

% Change from expiring leases only	-5.3%	-10.7%	-3.4%	-8.5%

Industrial Properties:
Rate on expiring leases	$11.66	$13.28	$8.30	$9.32
Rate on terminated leases	11.28	11.28	13.47	13.86

Rate on expiring and terminated leases	11.66	13.28	8.63	9.61
Rate on new and renewal leases	6.93	6.69	6.38	6.09

Change from expiring and terminated leases	($4.73)	($6.59)	($2.25)	($3.52)

% Change from expiring and terminated leases	-40.6%	-49.6%	-26.1%	-36.6%

Change from expiring leases only	($4.73)	($6.59)	($1.92)	($3.23)

% Change from expiring leases only	-40.6%	-49.6%	-23.1%	-34.7%

(a)	For tenants taking occupancy in the periods presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square footage.

(c)	Rental rates excluding straight-line rents represent the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly payment due, multiplied by 12 months. This amount reflects total base rent and estimated expense reimbursements without regard to any rent abatements and contractual increases or decreases in rent.

Equity Office Properties Trust
Tenant Improvements, Leasing Costs and Capital Improvements
September 30, 2003

Tenant Improvements and Lease Costs

     The amounts shown below represent the total tenant improvement and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid, which is a useful measure of the total tenant improvement and leasing costs for the period presented.

	For the three months ended September 30, 2003		For the nine months ended September 30, 2003

	(Dollars in thousands except per square foot amounts)

		Total Cost per		Total Cost per
	Total Costs	Square Foot Leased	Total Costs	Square Foot Leased

CONSOLIDATED PROPERTIES:
Office Properties:
Renewals	$32,912	$13.90	$89,227	$11.72
Retenanted	97,650	29.39	176,248	23.83

Total / Weighted Average	$130,562	$22.94	$265,475	$17.69

Industrial Properties:
Renewals	$555	$3.85	$1,036	$3.35
Retenanted	437	2.40	1,030	3.07

Total / Weighted Average	$992	$3.04	$2,066	$3.20

UNCONSOLIDATED JOINT VENTURES (a):
Renewals	$2,261	$20.10	$12,150	$30.43
Retenanted	1,031	18.92	3,861	27.49

Total / Weighted Average	$3,292	$19.71	$16,011	$27.87

TOTAL PROPERTIES (renewals and retenanted combined):
Office (consolidated and unconsolidated)	$133,854	$22.85	$281,486	$18.07
Industrial	992	3.04	2,066	3.20

Total / Weighted Average	$134,846	$21.80	$283,552	$17.47

Reconciliation to the Consolidated Statements of Cash Flows

     The above information includes tenant improvements and leasing costs for leases which commenced during the period shown. The amounts included in the consolidated statement of cash flows represent the cash expenditures made during the period. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures as well as expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other. The reconciliation between the amounts above for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

Capital Improvements:
Capital Improvements	$14,633	$28,440
Development costs	23,500	69,267
Redevelopment costs (b)	1,668	7,213

Total capital improvements	39,801	104,920
Tenant Improvements and Leasing Costs:
Office Properties	130,562	265,475
Industrial Properties	992	2,066
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	9,079	17,450
Timing differences	(26,458)	(17,282)

Total capital improvements, tenant improvements and leasing costs	$153,976	$372,629

Capital and tenant improvements from consolidated statement of cash flows	$118,041	$264,628
Lease commissions and other costs from consolidated statement of cash flows	35,935	108,001

Total capital improvements, tenant improvements and leasing costs on the consolidated statement of cash flows	$153,976	$372,629

Unconsolidated Properties (a):
Capital improvements	$1,881	$3,557
Development costs	1,336	5,667

Total capital improvements	$3,217	$9,224

(a)	Amounts shown are our share of unconsolidated joint ventures. All joint ventures are office properties.

(b)	The properties undergoing redevelopment consist of the Tabor Center, the Polk & Taylor Buildings and Worldwide Plaza (amenities area).

Equity Office Properties Trust
Reconciliation of Net Income to Funds From Operations (“FFO”)
September 30, 2003

	For the three months ended September 30,

	2003		2002

		Per Weighted		Per Weighted
	Dollars	Average Share (b)	Dollars	Average Share (b)

	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO: (a)
Net income	$120,683	$0.30	$183,629	$0.44
Real estate related depreciation and amortization and net (loss) / gain on sales of real estate, including our share of unconsolidated joint ventures and adjusted for minority interests' share in partially owned properties	188,277	0.47	173,857	0.42
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization and net (loss) / gain on sales of real estate	(20,718)	(0.05)	(18,809)	(0.05)

FFO	288,242	0.73	338,677	0.81
Preferred distributions	(10,508)	(0.03)	(15,451)	(0.04)

FFO available to common shareholders — basic	$277,734	$0.70	$323,226	$0.77

Adjustment to arrive at FFO available to common shareholders plus assumed conversions:	Net Income	FFO	Net Income	FFO

Net income and FFO	$120,683	$288,242	$183,629	$338,677
Preferred distributions	(10,508)	(10,508)	(15,451)	(15,451)

Net income and FFO available to common shareholders	110,175	277,734	168,178	323,226
Net income allocated to minority interests in EOP Partnership	13,640	13,640	20,266	20,266
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization and net (loss) / gain on sales of real estate	—	20,718	—	18,809
Preferred distributions on Series B preferred stock, of which is assumed to be converted into Common Shares	—	3,931	—	3,931

Net income and FFO available to common shareholders plus assumed conversions	$123,815	$316,023	$188,444	$366,232

Weighted average Common Shares, dilutive potential common shares plus assumed conversions outstanding	448,805,388	457,194,742	469,764,728	478,154,082

Net income and FFO available to common shareholders plus assumed conversions	$0.28	$0.69	$0.40	$0.77

	Common Shares and common share equivalents

Weighted average Common Shares outstanding — (used for both net income and FFO basic calculation)		397,401,024		417,468,711
Redemption of Units for Common Shares		49,349,203		50,795,102
Impact of options, restricted shares and put options which are dilutive to both net income and FFO		2,055,161		1,500,915

Weighted average Common Shares and dilutive potential common shares used for net income available to common shareholders		448,805,388		469,764,728
Impact of conversion of Series B preferred shares, which are dilutive to FFO, but not net income		8,389,354		8,389,354

Weighted average Common Shares, dilutive potential common shares plus assumed conversions used for the calculation of FFO available to common shareholders plus assumed conversions		457,194,742		478,154,082

	For the nine months ended September 30,

	2003		2002

		Per Weighted		Per Weighted
	Dollars	Average Share (b)	Dollars	Average Share (b)

	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a)
Net income	$443,117	$1.10	$583,122	$1.40
Real estate related depreciation and amortization and net (loss) / gain on sales of real estate, including our share of unconsolidated joint ventures and adjusted for minority interests share in partially owned properties	505,927	1.26	534,529	1.28
Minority interests in EOP Partnership’s share of add back for real estate related depreciation and amortization and net (loss) / gain on sales of real estate	(55,478)	(0.14)	(60,743)	(0.15)

FFO	893,566	2.22	1,056,908	2.54
Preferred distributions	(41,364)	(0.10)	(47,112)	(0.11)

FFO available to common shareholders — basic	$852,202	$2.12	$1,009,796	$2.43

Adjustment to arrive at fully diluted FFO available to common shareholders:	Net Income	FFO	Net Income	FFO

Net income and FFO	$443,117	$893,566	$583,122	$1,056,908
Preferred distributions	(41,364)	(41,364)	(47,112)	(47,112)

Net income and FFO available to common shareholders	401,753	852,202	536,010	1,009,796
Net income allocated to minority interests in EOP Partnership	49,481	49,481	68,720	68,720
Minority interests in EOP Partnership’s share of add back for real estate related depreciation and amortization and net (loss) / gain on sales of real estate	—	55,478	—	60,743
Preferred distributions on Series B preferred stock assumed to be converted to Common Shares	—	11,793	—	11,793

Net income and FFO available to common shareholders and assumed conversions	$451,234	$968,954	$604,730	$1,151,052

Weighted average Common Shares and common share equivalents outstanding	453,451,913	461,841,267	471,703,728	480,093,082

Net income and FFO per Common Share and common share equivalents — diluted	$1.00	$2.10	$1.28	$2.40

	Common Shares and common share equivalents

Weighted average Common Shares outstanding — (used for both net income and FFO basic calculation)		402,013,359		415,977,751
Redemption of Units for Common Shares		49,718,115		53,507,855
Impact of options, restricted shares and put options which are dilutive to both net income and FFO		1,720,439		2,218,122

Weighted average Common Shares and common share equivalents for net income available to common shareholders plus assumed conversions		453,451,913		471,703,728
Impact of conversion of Series B preferred shares, which are dilutive to FFO, but not net income		8,389,354		8,389,354

Weighted average Common Shares and common share equivalents used for FFO diluted calculation		461,841,267		480,093,082

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition on following page.

(b)	FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

Equity Office Properties Trust
Funds From Operations (“FFO”) Definition and Fixed Charge Coverage Ratio
September 30, 2003

FFO Definition

     FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO is helpful to investors as one of several measures of the performance of an equity REIT. We further believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when trying to understand an equity REIT’s operating performance. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

Fixed Charge Coverage Ratio

	For the three months		For the nine months
	ended September 30,		ended September 30,

	2003	2002	2003	2002

Ratio of Earnings to Combined Fixed Charges and Preferred Distributions (a)	1.6x	1.8x	1.6x	1.9x

     The term “earnings” is the amount resulting from adding and subtracting the following items. Add the following: (a) Pre-tax income from continuing operations before adjustment for minority interests in consolidated subsidiaries or income or loss from equity investees, (b) fixed charges, (c) amortization of capitalized interest, (d) distributed income of equity investees, and (e) our share of pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges. From the total of the added items, subtract the following: (a) interest capitalized, (b) preference security dividend requirements of consolidated subsidiaries and (c) the minority interest in pre-tax income of subsidiaries that have not incurred fixed charges. Equity investees are investments that we account for using the equity method.

     The term “fixed charges and preferred distributions” means the sum of the following: (a) interest expensed and capitalized, (b) amortization of premiums, discounts and capitalized expenses related to indebtedness, (c) an estimate of the interest within rental expense, and (d) preference security dividend requirements of consolidated subsidiaries.

     (a)  The presentation of this ratio is required by the SEC and is calculated in accordance with the definition provided by the SEC.

Equity Office Properties Trust
Office Portfolio Data
September 30, 2003

Equity Office Properties Trust
Office Portfolio Summary
September 30, 2003

Property Net Operating Income from Continuing Operations (“NOI”) and Square Feet

NOI by Type:	Office	Industrial	Total

	(dollars in thousands)
Consolidated	$509,715	$9,028	$518,743
Unconsolidated Joint Ventures	42,475	—	42,475

Total	$552,190	$9,028	$561,218

	Square Feet	% Square Feet	% NOI	Markets

All Office Properties	124,931,844			30
CBD	51,978,118	41.6%	44.4%
Suburban	72,953,726	58.4%	55.6%

	CBD

Market	Square Feet	% Square Feet	% NOI

Boston	9,112,912	7.3%	9.8%
San Francisco	5,349,649	4.3%	4.7%
San Jose	299,685	0.2%	0.4%
Seattle	5,145,138	4.1%	4.3%
New York	4,986,407	4.0%	7.3%
Chicago	6,634,939	5.3%	4.3%
Washington D.C.	2,299,073	1.8%	2.8%
Los Angeles	1,896,244	1.5%	1.5%
Atlanta	1,989,632	1.6%	1.8%
Orange County	0	0.0%	0.0%
All Others	14,264,439	11.4%	7.5%

Total	51,978,118	41.6%	44.4%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Suburban

Market	Square Feet	% Square Feet	% NOI

Boston	3,789,725	3.0%	3.7%
San Francisco	5,600,076	4.5%	7.2%
San Jose	8,277,697	6.6%	10.6%
Seattle	4,809,074	3.8%	3.1%
New York	0	0.0%	0.0%
Chicago	4,555,249	3.6%	2.5%
Washington D.C.	3,742,137	3.0%	3.3%
Los Angeles	5,322,714	4.3%	3.9%
Atlanta	5,793,560	4.6%	2.7%
Orange County	6,116,236	4.9%	4.1%
All Others	24,947,258	20.0%	14.4%

Total	72,953,726	58.4%	55.6%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	All Office Properties

Market	Square Feet	% Square Feet	% NOI

Boston	12,902,637	10.3%	13.6%
San Francisco	10,949,725	8.8%	11.9%
San Jose	8,577,382	6.9%	11.1%
Seattle	9,954,212	8.0%	7.4%
New York	4,986,407	4.0%	7.3%
Chicago	11,190,188	9.0%	6.7%
Washington D.C.	6,041,210	4.8%	6.1%
Los Angeles	7,218,958	5.8%	5.4%
Atlanta	7,783,192	6.2%	4.5%
Orange County	6,116,236	4.9%	4.1%
All Others	39,211,697	31.4%	22.0%

Total	124,931,844	100.0%	100.0%

NOI calculations are based on actual NOI for the third quarter of 2003 generated from properties owned as of September 30, 2003.

Equity Office Properties Trust
Summary of Markets
September 30, 2003

Market		State	Buildings	Square Feet	% Square Feet	% NOI

1	Boston	MA	54	12,902,637	10.3%	13.6%
2	San Francisco	CA	81	10,949,725	8.8%	11.9%
3	San Jose	CA	128	8,577,382	6.9%	11.1%
4	Seattle	WA	54	9,954,212	8.0%	7.4%
5	New York	NY	6	4,986,407	4.0%	7.3%
6	Chicago	IL	30	11,190,188	9.0%	6.7%
7	Washington D.C.	DC,VA	25	6,041,210	4.8%	6.1%
8	Los Angeles	CA	48	7,218,958	5.8%	5.4%
9	Atlanta	GA	44	7,783,192	6.2%	4.5%
10 Orange County		CA	36	6,116,236	4.9%	4.1%
11 San Diego		CA	22	2,607,934	2.1%	2.2%
12 Oakland-East Bay		CA	19	3,050,814	2.4%	2.1%
13 Denver		CO	16	4,692,603	3.8%	2.0%
14 Portland		OR	42	3,782,455	3.0%	2.0%
15 Dallas		TX	14	4,237,044	3.4%	1.9%
16 Sacramento		CA	37	2,595,626	2.1%	1.8%
17 Stamford		CT	8	1,814,149	1.5%	1.7%
18 Minneapolis		MN	3	2,003,314	1.6%	1.6%
19 Philadelphia		PA	13	2,528,078	2.0%	1.5%
20 Houston		TX	7	2,734,362	2.2%	1.3%
21 Austin		TX	3	1,426,948	1.1%	1.1%
22 New Orleans		LA	5	2,357,699	1.9%	1.0%
23 Cleveland		OH	1	1,270,204	1.0%	0.4%
24 Phoenix		AZ	2	605,295	0.5%	0.3%
25 Charlotte		NC	1	583,424	0.5%	0.3%
26 San Antonio		TX	3	604,283	0.5%	0.2%
27 Indianapolis		IN	2	1,057,877	0.8%	0.2%
28 Orlando		FL	1	640,741	0.5%	0.1%
29 Columbus		OH	2	379,752	0.3%	0.1%
30 Fort Worth		TX	2	239,095	0.2%	0.1%

	Total		709	124,931,844	100%	100%

The NOI percentages above are based on NOI for the third quarter of 2003 generated from office properties owned as of September 30, 2003.

Equity Office Properties Trust
Office Occupancy Summary
September 30, 2003

	Summary by Market

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
Boston	11,932,721	126,440	843,476	12,902,637	92.5%	1.0%	6.5%	100.0%
San Francisco	7,932,893	427,539	2,589,293	10,949,725	72.4%	3.9%	23.6%	100.0%
San Jose	7,261,257	140,079	1,176,046	8,577,382	84.7%	1.6%	13.7%	100.0%
Seattle	8,583,351	212,039	1,158,822	9,954,212	86.2%	2.1%	11.6%	100.0%
New York	4,851,507	—	134,900	4,986,407	97.3%	0.0%	2.7%	100.0%
Chicago	9,831,557	306,965	1,051,666	11,190,188	87.9%	2.7%	9.4%	100.0%
Washington D.C.	5,295,808	26,386	719,016	6,041,210	87.7%	0.4%	11.9%	100.0%
Los Angeles	6,297,380	345,809	575,769	7,218,958	87.2%	4.8%	8.0%	100.0%
Atlanta	6,199,996	138,822	1,444,374	7,783,192	79.7%	1.8%	18.6%	100.0%
Orange County	5,565,654	172,781	377,801	6,116,236	91.0%	2.8%	6.2%	100.0%
All Others	34,123,364	699,291	4,389,042	39,211,697	87.0%	1.8%	11.2%	100.0%

Total	107,875,488	2,596,151	14,460,205	124,931,844	86.3%	2.1%	11.6%	100.0%

	Summary CBD vs Suburban

	Square Footage				Percentage

	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
CBD	46,724,217	954,251	4,299,650	51,978,118	89.9%	1.8%	8.3%	100.0%
Suburban	61,151,271	1,641,900	10,160,555	72,953,726	83.8%	2.3%	13.9%	100.0%

Total	107,875,488	2,596,151	14,460,205	124,931,844	86.3%	2.1%	11.6%	100.0%

Equity Office Properties Trust
25 Largest Tenants
September 30, 2003

		Weighted
		Average
		Remaining	Percentage of	Aggregate	Percentage of
	Number of	Lease Term in	Office Portfolio	Rentable Square	Aggregate Occupied
Largest Tenants (a) (b)	Buildings	months (c)	Annualized Rent	Feet	Square Feet

General Services Administration	41	40	1.8%	2,222,601	2.1%
Price WaterhouseCoopers	7	74	1.5%	1,203,319	1.1%
Washington Mutual Bank	40	91	1.4%	1,601,201	1.5%
Ogilvy and Mather	1	69	1.0%	587,212	0.5%
Siebel Systems	7	109	1.0%	724,664	0.7%
Marsh & McLennan Companies Inc.	15	69	0.9%	817,091	0.8%
Wells Fargo Bank	27	101	0.9%	1,079,485	1.0%
Brocade Communications	3	99	0.9%	496,532	0.5%
State Street Bank	4	141	0.8%	531,258	0.5%
Cravath Swaine & Moore	1	71	0.8%	468,660	0.4%
Siemens	11	85	0.7%	517,944	0.5%
Xerox Corporation	5	82	0.7%	294,768	0.3%
Dewey Ballantine	2	78	0.7%	441,428	0.4%
Booz, Allen and Hamilton	4	86	0.6%	711,003	0.7%
Regus (d)	13	80	0.6%	466,371	0.4%
Citigroup Inc.	32	32	0.6%	581,405	0.5%
AT&T	14	62	0.6%	672,039	0.6%
Credit Lyonnais	1	113	0.6%	363,997	0.3%
Wachovia Corporation	22	51	0.6%	593,104	0.5%
Accenture	8	51	0.6%	612,545	0.6%
Qwest Communications International	10	16	0.6%	914,625	0.8%
MFS Investment Management	1	113	0.5%	353,665	0.3%
HQ Global	27	49	0.5%	644,939	0.6%
IBM	9	40	0.5%	354,030	0.3%
Advanced Micro Devices	1	88	0.5%	175,000	0.2%

Total \ Weighted Average (c)			19.7%	17,428,886	16.2%

(a)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of September 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of September 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to September 30, 2003. Total rent abatements for leases in place as of September 30, 2003, for the period from October 1, 2003 to September 30, 2004 are approximately $38.1 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.

(d)	Parent guarantor is in bankruptcy.

Equity Office Properties Trust
Office Lease Expirations Schedule (a)
September 30, 2003

	2003 and month
(Dollars in thousands except per square foot amounts)	to month (b)	2004	2005	2006

Boston
Square Feet (c)	283,841	965,251	1,170,714	846,433
% Square Feet (d)	2.2%	7.5%	9.1%	6.6%
Annualized Rent for occupied square feet (e)	$9,798	$33,394	$43,469	$28,643
Annualized Rent per occupied square foot (e)	$34.52	$34.60	$37.13	$33.84

San Francisco
Square Feet (c)	256,701	783,390	1,421,827	920,122
% Square Feet (d)	2.3%	7.2%	13.0%	8.4%
Annualized Rent for occupied square feet (e)	$8,898	$29,304	$58,802	$41,728
Annualized Rent per occupied square foot (e)	$34.66	$37.41	$41.36	$45.35

San Jose
Square Feet (c)	131,857	833,708	1,686,284	940,912
% Square Feet (d)	1.5%	9.7%	19.7%	11.0%
Annualized Rent for occupied square feet (e)	$4,199	$27,125	$51,793	$34,811
Annualized Rent per occupied square foot (e)	$31.85	$32.53	$30.71	$37.00

Seattle
Square Feet (c)	441,371	1,005,624	1,129,527	923,429
% Square Feet (d)	4.4%	10.1%	11.3%	9.3%
Annualized Rent for occupied square feet (e)	$12,012	$27,430	$33,409	$27,327
Annualized Rent per occupied square foot (e)	$27.22	$27.28	$29.58	$29.59

New York
Square Feet (c)	84,696	112,001	110,453	168,850
% Square Feet (d)	1.7%	2.2%	2.2%	3.4%
Annualized Rent for occupied square feet (e)	$2,875	$6,318	$5,846	$9,934
Annualized Rent per occupied square foot (e)	$33.95	$56.41	$52.93	$58.83

Chicago
Square Feet (c)	369,764	1,046,120	786,777	1,326,793
% Square Feet (d)	3.3%	9.3%	7.0%	11.9%
Annualized Rent for occupied square feet (e)	$11,157	$29,333	$21,216	$37,688
Annualized Rent per occupied square foot (e)	$30.17	$28.04	$26.97	$28.41

Washington D.C.
Square Feet (c)	74,943	385,945	670,968	650,678
% Square Feet (d)	1.2%	6.4%	11.1%	10.8%
Annualized Rent for occupied square feet (e)	$2,229	$12,883	$25,398	$21,178
Annualized Rent per occupied square foot (e)	$29.75	$33.38	$37.85	$32.55

Los Angeles
Square Feet (c)	154,762	460,411	749,972	918,323
% Square Feet (d)	2.1%	6.4%	10.4%	12.7%
Annualized Rent for occupied square feet (e)	$4,008	$13,160	$23,041	$28,389
Annualized Rent per occupied square foot (e)	$25.90	$28.58	$30.72	$30.91

Atlanta
Square Feet (c)	107,336	691,188	500,570	1,413,858
% Square Feet (d)	1.4%	8.9%	6.4%	18.2%
Annualized Rent for occupied square feet (e)	$1,669	$17,828	$11,875	$40,969
Annualized Rent per occupied square foot (e)	$15.55	$25.79	$23.72	$28.98

Orange County
Square Feet (c)	169,897	732,843	1,047,564	831,308
% Square Feet (d)	2.8%	12.0%	17.1%	13.6%
Annualized Rent for occupied square feet (e)	$4,465	$19,261	$27,371	$21,690
Annualized Rent per occupied square foot (e)	$26.28	$26.28	$26.13	$26.09

All Others
Square Feet (c)	1,070,949	4,928,599	4,459,455	5,270,139
% Square Feet (d)	2.7%	12.6%	11.4%	13.4%
Annualized Rent for occupied square feet (e)	$24,205	$107,417	$108,917	$126,827
Annualized Rent per occupied square foot (e)	$22.60	$21.79	$24.42	$24.07

Total Portfolio
Square Feet (c)	3,146,117	11,945,080	13,734,111	14,210,845
% Square Feet (d)	2.5%	9.6%	11.0%	11.4%
Annualized Rent for occupied square feet (e)	$85,518	$323,453	$411,137	$419,184
Annualized Rent per occupied square foot (e)	$27.18	$27.08	$29.94	$29.50

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in thousands except per square foot amounts)	2007	2008	2009	2010

Boston
Square Feet (c)	1,398,726	1,373,688	1,065,070	1,199,680
% Square Feet (d)	10.8%	10.6%	8.3%	9.3%
Annualized Rent for occupied square feet (e)	$55,049	$51,180	$41,139	$45,893
Annualized Rent per occupied square foot (e)	$39.36	$37.26	$38.63	$38.25

San Francisco
Square Feet (c)	1,099,767	1,085,342	478,009	837,001
% Square Feet (d)	10.0%	9.9%	4.4%	7.6%
Annualized Rent for occupied square feet (e)	$42,825	$46,705	$23,343	$42,983
Annualized Rent per occupied square foot (e)	$38.94	$43.03	$48.83	$51.35

San Jose
Square Feet (c)	656,464	369,864	184,640	687,917
% Square Feet (d)	7.7%	4.3%	2.2%	8.0%
Annualized Rent for occupied square feet (e)	$26,815	$12,617	$5,588	$26,984
Annualized Rent per occupied square foot (e)	$40.85	$34.11	$30.26	$39.23

Seattle
Square Feet (c)	616,046	973,552	813,517	848,924
% Square Feet (d)	6.2%	9.8%	8.2%	8.5%
Annualized Rent for occupied square feet (e)	$17,127	$25,848	$19,992	$25,086
Annualized Rent per occupied square foot (e)	$27.80	$26.55	$24.57	$29.55

New York
Square Feet (c)	149,585	127,331	1,183,361	558,415
% Square Feet (d)	3.0%	2.6%	23.7%	11.2%
Annualized Rent for occupied square feet (e)	$7,480	$7,471	$63,966	$28,600
Annualized Rent per occupied square foot (e)	$50.01	$58.67	$54.05	$51.22

Chicago
Square Feet (c)	795,845	1,634,006	684,426	986,558
% Square Feet (d)	7.1%	14.6%	6.1%	8.8%
Annualized Rent for occupied square feet (e)	$21,393	$46,695	$22,239	$25,912
Annualized Rent per occupied square foot (e)	$26.88	$28.58	$32.49	$26.26

Washington D.C.
Square Feet (c)	567,296	834,963	299,191	258,404
% Square Feet (d)	9.4%	13.8%	5.0%	4.3%
Annualized Rent for occupied square feet (e)	$15,587	$27,179	$9,641	$11,881
Annualized Rent per occupied square foot (e)	$27.48	$32.55	$32.22	$45.98

Los Angeles
Square Feet (c)	855,872	543,710	479,286	394,262
% Square Feet (d)	11.9%	7.5%	6.6%	5.5%
Annualized Rent for occupied square feet (e)	$28,212	$15,277	$12,108	$10,366
Annualized Rent per occupied square foot (e)	$32.96	$28.10	$25.26	$26.29

Atlanta
Square Feet (c)	706,853	577,964	606,461	1,072,465
% Square Feet (d)	9.1%	7.4%	7.8%	13.8%
Annualized Rent for occupied square feet (e)	$15,654	$10,779	$18,182	$26,904
Annualized Rent per occupied square foot (e)	$22.15	$18.65	$29.98	$25.09

Orange County
Square Feet (c)	821,551	1,231,081	228,540	129,921
% Square Feet (d)	13.4%	20.1%	3.7%	2.1%
Annualized Rent for occupied square feet (e)	$21,275	$27,637	$5,843	$3,297
Annualized Rent per occupied square foot (e)	$25.90	$22.45	$25.57	$25.38

All Others
Square Feet (c)	4,550,865	4,531,038	2,960,106	1,516,835
% Square Feet (d)	11.6%	11.6%	7.5%	3.9%
Annualized Rent for occupied square feet (e)	$107,216	$97,321	$68,539	$35,943
Annualized Rent per occupied square foot (e)	$23.56	$21.48	$23.15	$23.70

Total Portfolio
Square Feet (c)	12,218,870	13,282,539	8,982,607	8,490,382
% Square Feet (d)	9.8%	10.6%	7.2%	6.8%
Annualized Rent for occupied square feet (e)	$358,633	$368,707	$290,580	$283,849
Annualized Rent per occupied square foot (e)	$29.35	$27.76	$32.35	$33.43

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in thousands except per square foot amounts)	2011	2012	Thereafter (f)	Totals

Boston
Square Feet (c)	188,018	1,080,100	2,361,200	11,932,721
% Square Feet (d)	1.5%	8.4%	18.3%	92.5%
Annualized Rent for occupied square feet (e)	$9,579	$42,526	$95,319	$455,989
Annualized Rent per occupied square foot (e)	$50.95	$39.37	$40.37	$38.21

San Francisco
Square Feet (c)	324,849	40,444	685,441	7,932,893
% Square Feet (d)	3.0%	0.4%	6.3%	72.4%
Annualized Rent for occupied square feet (e)	$16,338	$984	$36,286	$348,196
Annualized Rent per occupied square foot (e)	$50.30	$24.32	$52.94	$43.89

San Jose
Square Feet (c)	773,538	351,050	645,023	7,261,257
% Square Feet (d)	9.0%	4.1%	7.5%	84.7%
Annualized Rent for occupied square feet (e)	$45,053	$26,050	$22,500	$283,535
Annualized Rent per occupied square foot (e)	$58.24	$74.21	$34.88	$39.05

Seattle
Square Feet (c)	513,175	386,328	931,858	8,583,351
% Square Feet (d)	5.2%	3.9%	9.4%	86.2%
Annualized Rent for occupied square feet (e)	$16,055	$11,504	$22,377	$238,167
Annualized Rent per occupied square foot (e)	$31.29	$29.78	$24.01	$27.75

New York
Square Feet (c)	749,053	616,896	990,866	4,851,507
% Square Feet (d)	15.0%	12.4%	19.9%	97.3%
Annualized Rent for occupied square feet (e)	$36,459	$26,250	$53,022	$248,221
Annualized Rent per occupied square foot (e)	$48.67	$42.55	$53.51	$51.16

Chicago
Square Feet (c)	438,201	566,885	1,196,182	9,831,557
% Square Feet (d)	3.9%	5.1%	10.7%	87.9%
Annualized Rent for occupied square feet (e)	$10,722	$16,272	$26,610	$269,237
Annualized Rent per occupied square foot (e)	$24.47	$28.70	$22.25	$27.38

Washington D.C.
Square Feet (c)	525,858	299,141	728,421	5,295,808
% Square Feet (d)	8.7%	5.0%	12.1%	87.7%
Annualized Rent for occupied square feet (e)	$18,181	$9,071	$26,380	$179,608
Annualized Rent per occupied square foot (e)	$34.57	$30.32	$36.22	$33.92

Los Angeles
Square Feet (c)	214,487	553,710	972,585	6,297,380
% Square Feet (d)	3.0%	7.7%	13.5%	87.2%
Annualized Rent for occupied square feet (e)	$6,154	$16,637	$27,620	$184,972
Annualized Rent per occupied square foot (e)	$28.69	$30.05	$28.40	$29.37

Atlanta
Square Feet (c)	187,554	123,156	212,591	6,199,996
% Square Feet (d)	2.4%	1.6%	2.7%	79.7%
Annualized Rent for occupied square feet (e)	$4,764	$2,431	$2,835	$153,890
Annualized Rent per occupied square foot (e)	$25.40	$19.74	$13.34	$24.82

Orange County
Square Feet (c)	72,786	120,509	179,654	5,565,654
% Square Feet (d)	1.2%	2.0%	2.9%	91.0%
Annualized Rent for occupied square feet (e)	$1,921	$2,890	$3,299	$138,949
Annualized Rent per occupied square foot (e)	$26.39	$23.99	$18.37	$24.97

All Others
Square Feet (c)	838,245	923,934	3,073,199	34,123,364
% Square Feet (d)	2.1%	2.4%	7.8%	87.0%
Annualized Rent for occupied square feet (e)	$22,296	$20,056	$60,709	$779,446
Annualized Rent per occupied square foot (e)	$26.60	$21.71	$19.75	$22.84

Total Portfolio
Square Feet (c)	4,825,764	5,062,153	11,977,020	107,875,488
% Square Feet (d)	3.9%	4.1%	9.6%	86.3%
Annualized Rent for occupied square feet (e)	$187,522	$174,671	$376,957	$3,280,211
Annualized Rent per occupied square foot (e)	$38.86	$34.51	$31.47	$30.41

(a)	Based on the contractual termination date of the lease without regard to any early lease termination and/or renewal options.

(b)	Total square feet subject to month to month leases is approximately 748,633.

(c)	Total net rentable square feet represented by expiring leases.

(d)	Percentage of total net rentable square feet represented by expiring leases.

(e)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of September 30, 2003 multiplied by 12 months (“Annualized Rent”). This total base rent and estimated expense reimbursements from tenants as of September 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to September 30, 2003. Total rent abatements for leases in place as of September 30, 2003, for the period from October 1, 2003 to September 30, 2004 are approximately $38.1 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(f)	Management offices and building use square footage are included with $0 rent per square foot.

Equity Office Properties Trust
Total Office Portfolio Rent Expiration by Market 2003 to 2005
September 30, 2003

	Percentage of Total Office Portfolio Rent Expiring (a)

	Expiration Year

	Remainder of
Market	2003	2004	2005	Total

Boston	0.30%	1.02%	1.33%	2.64%
San Francisco	0.27%	0.89%	1.79%	2.96%
San Jose	0.13%	0.83%	1.58%	2.53%
Seattle	0.37%	0.84%	1.02%	2.22%
New York	0.09%	0.19%	0.18%	0.46%
Chicago	0.34%	0.89%	0.65%	1.88%
Washington D.C.	0.07%	0.39%	0.77%	1.23%
Los Angeles	0.12%	0.40%	0.70%	1.23%
Atlanta	0.05%	0.54%	0.36%	0.96%
Orange County	0.14%	0.59%	0.83%	1.56%

(a)	Based on annualized rent as a percentage of total office rental revenues. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of September 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of September 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to September 30, 2003. Total rent abatements for leases in place as of September 30, 2003, for the period from October 1, 2003 to September 30, 2004 are approximately $38.1 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Office Lease Distribution by Size
September 30, 2003

		Percentage of Office		Percentage of Office	Annualized Rent per
	Total Occupied Square	Portfolio Occupied		Portfolio Annualized	Occupied Square
Square Feet Under Lease	Feet (a)	Square Feet	Annualized Rent (b)	Rent(b)	Foot (b)

2,500 or Less	5,003,856	4.7%	$138,154	4.2%	$27.61
2,501 - 5,000	7,720,676	7.2%	218,314	6.7%	28.28
5,001 - 7,500	6,391,909	6.0%	187,056	5.7%	29.26
7,501 - 10,000	5,107,667	4.8%	146,595	4.5%	28.70
10,001 - 20,000	15,540,329	14.5%	442,338	13.5%	28.46
20,001 - 40,000	17,365,946	16.2%	523,483	16.0%	30.14
40,001 - 60,000	9,977,174	9.3%	308,456	9.4%	30.92
60,001 - 100,000	11,118,594	10.4%	342,352	10.4%	30.79
100,001 or Greater	28,668,719	26.8%	973,462	29.7%	33.96

Total/Weighted Average	106,894,870	100.0%	$3,280,211	100.0%	$30.41

(a)	Reconciliation for total net rentable square feet for Office Properties is as follows:

	Square Footage	Percent of Total

Square footage occupied by tenants	106,894,870	85.6%
Square footage used for management offices and building use	980,618	0.8%

Total occupied square feet	107,875,488	86.3%

Leased and unoccupied square feet	2,596,151	2.1%
Unleased square feet	14,460,205	11.6%

Total rentable square feet	124,931,844	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of September 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of September 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to September 30, 2003. Total rent abatements for leases in place as of September 30, 2003, for the period from October 1, 2003 to September 30, 2004 are approximately $38.1 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Office Portfolio Distribution by Industry
September 30, 2003

				Percentage of Office
			Occupied Square	Portfolio Occupied
NAICS Code (a)		Classification	Feet	Square Feet

	541	Professional, Scientific and Technical Services	35,324,840	33.0	% (b)
	521-525	Finance and Insurance	26,468,432	24.8	% (c)
	511-514	Information	11,677,755	10.9	% (d)
	311-339	Manufacturing	6,571,052	6.1%
	561-562	Administrative and Support and Waste Management and Remediation Services	3,664,102	3.4%
	921-928	Public Administration	3,847,734	3.6%
	421-422	Wholesale Trade	1,847,460	1.7%
	531-533	Real Estate, Rental and Leasing	2,632,959	2.5%
	233-235	Construction	1,097,894	1.0%
	621-624	Health Care and Social Assistance	1,564,651	1.5%
	811-824	Other Services (except Public Administration)	1,576,943	1.5%
	441-454	Retail Trade	1,281,855	1.2%
	711-713	Arts, Entertainment and Recreation	1,376,560	1.3%
	211-213	Mining	1,980,951	1.9%
	221	Utilities	562,489	0.5%
	721-722	Accommodation and Food Services	1,084,711	1.0%
	481-493	Transportation and Warehousing	896,884	0.8%
	611	Educational Services	988,978	0.9%
	111-115	Agriculture, Forestry, Fishing and Hunting	130,347	0.1%
	551	Management of Companies and Enterprises	107,740	0.1%
Other		Non-classified	2,210,533	2.1%

Square footage occupied by tenants			106,894,870	100%

(a)		NAICS is the North American Industrial Classification System (“NAICS”).

(b)		Professional, Scientific and Technical Services includes the following:

	5411	Legal Services	14,501,356	13.6%
	5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	3,397,392	3.2%
	5413	Architectural, Engineering, and Related Services	2,133,707	2.0%
	5415	Computer Systems Design and Related Services	5,372,013	5.0%
	5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,732,326	6.3%
		Other Professional, Scientific and Technical Services	3,188,046	3.0%

		Total Professional, Scientific and Technical Services	35,324,840	33.0%

(c)		Finance and Insurance includes the following:

	523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	8,132,206	7.6%
	524	Insurance Carriers and Related Activities	7,237,437	6.8%
	5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,676,073	6.2%
		Other Finance and Insurance	4,422,716	4.1%

		Total Finance and Insurance	26,468,432	24.8%

(d)		Information includes the following:

	511	Publishing Industries	4,652,252	4.4%
	5133	Telecommunications	4,242,468	4.0%
		Other Information	2,783,035	2.6%

		Total Information	11,677,755	10.9%

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

					Percent of Office
		Number of	Year Built	Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	/Renovated	Feet	Square Feet

ATLANTA REGION
Atlanta
	Buckhead
Prominence in Buckhead		1	1999	424,309	0.3%
	Downtown Atlanta
One Ninety One Peachtree Tower (b) (c)		1	1991	1,215,288	1.0%
	Central Perimeter
Central Park		2	1986	615,050	0.5%
Lakeside Office Park		5	1972-1978	390,721	0.3%
Perimeter Center		31	1970-1989	3,278,736	2.6%
	Midtown
Promenade II (c)		1	1990	774,344	0.6%
	Northwest Atlanta
200 Galleria		1	1988	438,273	0.4%
Paces West		2	1985	646,471	0.5%
Charlotte
	Uptown
Wachovia Center		1	1972/1994	583,424	0.5%
Orlando
	Downtown Orlando
SunTrust Center (c)		1	1988	640,741	0.5%

Atlanta Region Total/Weighted Average		46		9,007,357	7.2%

BOSTON REGION
Boston
	Back Bay/ Fenway
222 Berkeley Street (c)		1	1991	519,608	0.4%
500 Boylston Street (c)		1	1988	706,864	0.6%
	E Cambridge/Kendall Square
One Canal Park		1	1987	98,607	0.1%
One Memorial Drive		1	1985	352,905	0.3%
245 First Street (a/k/a Riverview II)		1	1985-1986	148,552	0.1%
Ten Canal Park		1	1987	110,843	0.1%
	Financial District
100 Summer Street		1	1974/1990	1,034,605	0.8%
125 Summer Street		1	1989	463,603	0.4%
150 Federal Street		1	1988	529,730	0.4%
175 Federal Street		1	1977	207,366	0.2%
2 Oliver Street-147 Milk Street		1	1988	270,302	0.2%
225 Franklin Street		1	1966/1996	916,722	0.7%
28 State Street		1	1968/1997	570,040	0.5%
75-101 Federal Street (d)		2	1979	813,195	0.7%
One Post Office Square (c)		1	1988	765,296	0.6%
Rowes Wharf (b) (c)		3	1981	344,645	0.3%
Russia Wharf		1	1987	313,333	0.3%
Sixty State Street (b) (e)		1	1978-1982	823,014	0.7%
South Station (b)		1	1988	184,183	0.1%
	North Station/Gov’t Ctr

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

ATLANTA REGION
Atlanta
	Buckhead
Prominence in Buckhead		98.1%	$12,659	0.4%	$30.40
	Downtown Atlanta
One Ninety One Peachtree Tower (b) (c)		96.6%	39,926	1.2%	$34.02
	Central Perimeter
Central Park		60.0%	7,685	0.2%	$20.82
Lakeside Office Park		84.5%	6,412	0.2%	$19.41
Perimeter Center		70.8%	48,573	1.5%	$20.92
	Midtown
Promenade II (c)		95.8%	19,907	0.6%	$26.83
	Northwest Atlanta
200 Galleria		75.1%	7,689	0.2%	$23.37
Paces West		80.1%	11,039	0.3%	$21.33
Charlotte
	Uptown
Wachovia Center		86.9%	7,201	0.2%	$14.20
Orlando
	Downtown Orlando
SunTrust Center (c)		87.7%	14,264	0.4%	$25.38

Atlanta Region Total/Weighted Average		80.7%	175,354	5.3%	$24.12

BOSTON REGION
Boston
	Back Bay/ Fenway
222 Berkeley Street (c)		90.2%	20,196	0.6%	$43.11
500 Boylston Street (c)		99.9%	32,651	1.0%	$46.24
	E Cambridge/Kendall Square
One Canal Park		90.7%	2,740	0.1%	$30.64
One Memorial Drive		94.6%	13,480	0.4%	$40.37
245 First Street (a/k/a Riverview II)		54.2%	2,686	0.1%	$33.34
Ten Canal Park		100.0%	5,495	0.2%	$49.57
	Financial District
100 Summer Street		93.6%	35,616	1.1%	$36.78
125 Summer Street		80.8%	16,410	0.5%	$43.78
150 Federal Street		88.4%	20,285	0.6%	$43.31
175 Federal Street		97.3%	7,483	0.2%	$37.08
2 Oliver Street-147 Milk Street		88.4%	7,139	0.2%	$29.88
225 Franklin Street		90.8%	41,662	1.3%	$50.04
28 State Street		99.6%	27,025	0.8%	$47.62
75-101 Federal Street (d)		89.8%	28,728	0.9%	$39.35
One Post Office Square (c)		90.0%	29,407	0.9%	$42.69
Rowes Wharf (b) (c)		80.8%	15,772	0.5%	$56.67
Russia Wharf		87.5%	6,794	0.2%	$24.78
Sixty State Street (b) (e)		99.3%	36,279	1.1%	$44.37
South Station (b)		99.5%	6,273	0.2%	$34.21
	North Station/Gov’t Ctr

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

					Percent of Office
		Number of	Year Built	Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	/Renovated	Feet	Square Feet

Center Plaza		1	1969	650,406	0.5%
	Burlington/Lowell
Crosby Corporate Center		6	1996	336,601	0.3%
Crosby Corporate Center II		3	1998	257,528	0.2%
New England Executive Park		8	1970-1985	756,228	0.6%
New England Executive Park 17		1	1979	56,890	0.0%
The Tower at N.E.E.P		1	1971/1999	199,860	0.2%
	Waltham/Watertown
175 Wyman		3	1956-1982	335,208	0.3%
	Newton/Brookline/Wellesley/Needham
Riverside Center		1	2000	494,710	0.4%
Wellesley Office Park 1-4		4	1962-1970	216,420	0.2%
Wellesley 5-7		3	1972-1984	362,421	0.3%
Wellesley 8		1	1960/1996	62,952	0.1%

Boston Region Total/Weighted Average		54		12,902,637	10.3%

CHICAGO REGION
Chicago
	Central Loop
161 North Clark		1	1992	1,010,520	0.8%
30 North LaSalle (b)		1	1974/1990	909,245	0.7%
	West Loop
10 & 30 South Wacker Drive (c)		2	1974/1990	2,003,288	1.6%
101 North Wacker		1	1974/1990	575,294	0.5%
200 West Adams		1	1974/1990	677,222	0.5%
Civic Opera House		1	1974/1990	841,778	0.7%
One North Franklin		1	1974/1990	617,592	0.5%
	Central North
Corporate 500 Centre		4	1974/1990	655,872	0.5%
Tri-State International		5	1974/1990	546,263	0.4%
	O’Hare
1700 Higgins Centre		1	1974/1990	134,283	0.1%
Presidents Plaza		4	1974/1990	818,712	0.7%
	Eastern East/West Corridor
1111 West 22nd Street		1	1974/1990	224,847	0.2%
Oakbrook Terrace Tower		1	1974/1990	772,928	0.6%
One Lincoln Centre		1	1974/1990	294,972	0.2%
Westbrook Corporate Center		5	1974/1990	1,107,372	0.9%
Cleveland
	Downtown
BP Tower		1	1985	1,270,204	1.0%
Columbus
	Worthington
Community Corporate Center		1	1987	250,169	0.2%
One Crosswoods		1	1984	129,583	0.1%
Indianapolis
	CBD
Bank One Center (c)		2	1990	1,057,877	0.8%

Chicago Region Total/Weighted Average		35		13,898,021	11.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

Center Plaza		99.4%	20,784	0.6%	$32.14
	Burlington/Lowell
Crosby Corporate Center		100.0%	6,837	0.2%	$20.31
Crosby Corporate Center II		99.1%	6,445	0.2%	$25.26
New England Executive Park		85.0%	16,826	0.5%	$26.16
New England Executive Park 17		84.3%	1,015	0.0%	$21.17
The Tower at N.E.E.P		89.6%	4,619	0.1%	$25.79
	Waltham/Watertown
175 Wyman		100.0%	8,193	0.2%	$24.44
	Newton/Brookline/Wellesley/Needham
Riverside Center		99.7%	17,133	0.5%	$34.74
Wellesley Office Park 1-4		82.0%	5,620	0.2%	$31.68
Wellesley 5-7		94.2%	10,521	0.3%	$30.82
Wellesley 8		100.0%	1,878	0.1%	$29.82

Boston Region Total/Weighted Average		92.5%	455,989	13.9%	$38.21

CHICAGO REGION
Chicago
	Central Loop
161 North Clark		94.7%	27,863	0.8%	$29.12
30 North LaSalle (b)		96.9%	17,931	0.5%	$20.35
	West Loop
10 & 30 South Wacker Drive (c)		90.2%	65,387	2.0%	$36.19
101 North Wacker		92.6%	13,648	0.4%	$25.63
200 West Adams		95.3%	16,345	0.5%	$25.32
Civic Opera House		92.9%	17,511	0.5%	$22.39
One North Franklin		92.2%	17,831	0.5%	$31.31
	Central North
Corporate 500 Centre		80.8%	14,669	0.4%	$27.67
Tri-State International		78.1%	9,341	0.3%	$21.89
	O’Hare
1700 Higgins Centre		98.8%	2,871	0.1%	$21.65
Presidents Plaza		86.2%	17,246	0.5%	$24.45
	Eastern East/West Corridor
1111 West 22nd Street		87.2%	4,906	0.1%	$25.02
Oakbrook Terrace Tower		77.3%	13,970	0.4%	$23.39
One Lincoln Centre		83.9%	6,983	0.2%	$28.22
Westbrook Corporate Center		74.2%	22,731	0.7%	$27.67
Cleveland
	Downtown
BP Tower		75.4%	17,756	0.5%	$18.54
Columbus
	Worthington
Community Corporate Center		84.0%	4,195	0.1%	$19.95
One Crosswoods		83.4%	1,584	0.0%	$14.66
Indianapolis
	CBD
Bank One Center (c)		92.0%	21,196	0.6%	$21.78

Chicago Region Total/Weighted Average		86.9%	313,967	9.6%	$25.99

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

					Percent of Office
		Number of	Year Built	Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	/Renovated	Feet	Square Feet

DENVER REGION
Denver
	Central Business District
410 17th Street		1	1978	396,047	0.3%
Denver Post Tower (b)		1	1984	579,999	0.5%
Dominion Plaza		1	1983	571,468	0.5%
Tabor Center		2	1985	692,387	0.6%
Trinity Place		1	1983	189,163	0.2%
U.S. Bank Tower (b)		1	1983	485,902	0.4%
	Southeast
4949 South Syracuse		1	1982	62,633	0.1%
Denver Corporate Center II & III		2	1981/93-97	375,139	0.3%
Metropoint I		1	1987	263,716	0.2%
Metropoint II		1	1999	150,673	0.1%
Millennium Plaza		1	1982	330,033	0.3%
Terrace Building		1	1985	115,408	0.1%
The Quadrant		1	1982	317,218	0.3%
The Solarium		1	1982	162,817	0.1%
Minneapolis
	I-494
Northland Plaza		1	1982	296,967	0.2%
	Minneapolis CBD
LaSalle Plaza		1		588,908	0.5%
Wells Fargo Center (c)		1	1982	1,117,439	0.9%
Phoenix
	Central Corridor
49 E. Thomas Road		1	1974/1993	18,892	0.0%
One Phoenix Plaza		1	1989	586,403	0.5%

Denver Region Total/Weighted Average		21		7,301,212	5.8%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

DENVER REGION
Denver
	Central Business District
410 17th Street		90.2%	6,310	0.2%	$17.67
Denver Post Tower (b)		82.9%	9,697	0.3%	$20.16
Dominion Plaza		92.2%	9,466	0.3%	$17.97
Tabor Center		80.5%	14,863	0.5%	$26.67
Trinity Place		83.0%	2,653	0.1%	$16.90
U.S. Bank Tower (b)		94.0%	8,993	0.3%	$19.69
	Southeast
4949 South Syracuse		88.3%	1,078	0.0%	$19.49
Denver Corporate Center II & III		80.0%	5,238	0.2%	$17.46
Metropoint I		84.9%	4,376	0.1%	$19.54
Metropoint II		100.0%	3,991	0.1%	$26.49
Millennium Plaza		100.0%	8,028	0.2%	$24.32
Terrace Building		82.8%	1,985	0.1%	$20.77
The Quadrant		72.0%	4,396	0.1%	$19.25
The Solarium		76.6%	2,435	0.1%	$19.52
Minneapolis
	I-494
Northland Plaza		79.5%	5,463	0.2%	$23.14
	Minneapolis CBD
LaSalle Plaza		89.4%	14,762	0.5%	$28.03
Wells Fargo Center (c)		97.6%	22,680	0.7%	$20.79
Phoenix
	Central Corridor
49 E. Thomas Road		31.9%	67	0.0%	$11.05
One Phoenix Plaza		100.0%	8,202	0.3%	$13.99

Denver Region Total/Weighted Average		88.9%	134,683	4.1%	$20.75

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

					Percent of Office
		Number of	Year Built	Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	/Renovated	Feet	Square Feet

HOUSTON REGION
Austin
	CBD
One American Center (b)		1	1984	505,770	0.4%
One Congress Plaza		1	1987	517,849	0.4%
San Jacinto Center		1	1987	403,329	0.3%
Dallas
	Far North Dallas
Colonnade I & II		2	1983-1985	606,615	0.5%
Colonnade III		1	1998	377,639	0.3%
	Las Colinas
909 E. Las Colinas Boulevard		1	1988	360,815	0.3%
545 E. John Carpenter Freeway		1	1985	369,134	0.3%
	LBJ Freeway
Four Forest Plaza (c)		1	1985	394,324	0.3%
Lakeside Square		1	1987	397,328	0.3%
North Central Plaza Three		1	1986/1994	346,575	0.3%
	Central Expressway
9400 NCX		1	1981/1995	379,556	0.3%
Eighty Eighty Central		1	1984/1995	283,707	0.2%
	Preston Center
Preston Commons (c)		3	1986	418,604	0.3%
Sterling Plaza (c)		1	1984/1994	302,747	0.2%
Ft. Worth
	Fort Worth CBD
Summit Office Park		2	1974/1993	239,095	0.2%
Houston
	San Felipe/Voss
San Felipe Plaza (c)		1	1984	959,466	0.8%
	Northwest
Brookhollow Central		3	1972-1981	797,971	0.6%
	North Belt
Intercontinental Center		1	1983/1991	194,801	0.2%
Northborough Tower (c)		1	1983/1990	207,908	0.2%
	Westchase
2500 CityWest		1	1982	574,216	0.5%
New Orleans
	CBD
LL&E Tower		1	1987	545,157	0.4%
Texaco Center		1	1984	619,714	0.5%
	Metairie/ E. Jefferson
One Lakeway Center		1	1981/1996	289,112	0.2%
Two Lakeway Center		1	1984/1996	440,826	0.4%
Three Lakeway Center		1	1987/1996	462,890	0.4%
San Antonio
	Northwest
Colonnade I		1	1983	168,637	0.1%
Northwest Center		1	1984/1994	241,248	0.2%
Union Square		1	1986	194,398	0.2%

Houston Region Total/Weighted Average		34		11,599,431	9.3%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

HOUSTON REGION
Austin
	CBD
One American Center (b)		70.6%	9,882	0.3%	$27.67
One Congress Plaza		86.7%	12,544	0.4%	$27.94
San Jacinto Center		85.0%	9,720	0.3%	$28.37
Dallas
	Far North Dallas
Colonnade I & II		91.6%	12,862	0.4%	$23.15
Colonnade III		89.9%	8,031	0.2%	$23.67
	Las Colinas
909 E. Las Colinas Boulevard		57.3%	4,239	0.1%	$20.51
545 E. John Carpenter Freeway		77.3%	6,158	0.2%	$21.59
	LBJ Freeway
Four Forest Plaza (c)		77.1%	5,338	0.2%	$17.55
Lakeside Square		75.6%	6,223	0.2%	$20.73
North Central Plaza Three		63.4%	3,742	0.1%	$17.02
	Central Expressway
9400 NCX		79.0%	5,332	0.2%	$17.78
Eighty Eighty Central		95.9%	5,382	0.2%	$19.79
	Preston Center
Preston Commons (c)		91.6%	8,069	0.2%	$21.05
Sterling Plaza (c)		92.5%	6,097	0.2%	$21.77
Ft. Worth
	Fort Worth CBD
Summit Office Park		82.5%	3,111	0.1%	$15.77
Houston
	San Felipe/Voss
San Felipe Plaza (c)		86.9%	17,366	0.5%	$20.83
	Northwest
Brookhollow Central		89.8%	12,984	0.4%	$18.11
	North Belt
Intercontinental Center		84.9%	3,024	0.1%	$18.29
Northborough Tower (c)		100.0%	4,077	0.1%	$19.61
	Westchase
2500 CityWest		79.3%	10,107	0.3%	$22.19
New Orleans
	CBD
LL&E Tower		90.6%	8,896	0.3%	$18.01
Texaco Center		78.9%	8,213	0.3%	$16.81
	Metairie/ E. Jefferson
One Lakeway Center		90.6%	4,587	0.1%	$17.51
Two Lakeway Center		86.3%	7,467	0.2%	$19.63
Three Lakeway Center		84.6%	7,209	0.2%	$18.41
San Antonio
	Northwest
Colonnade I		94.8%	2,814	0.1%	$17.61
Northwest Center		87.6%	3,763	0.1%	$17.81
Union Square		86.5%	3,365	0.1%	$20.02

Houston Region Total/Weighted Average		83.9%	200,602	6.1%	$20.62

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

						Percent of Office
		Number of	Year Built /		Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	Renovated		Feet	Square Feet

LOS ANGELES REGION
Los Angeles
	Downtown LA
550 South Hope Street		1	1991		566,434	0.5%
Two California Plaza (b)		1	1992		1,329,810	1.1%
	Fox Hills/Culver City
Sepulveda Center		1	(k	)	171,365	0.1%
	Glendale
700 North Brand		1	1981		202,531	0.2%
	Marina Del Ray
Marina Business Center Bldg 1-4		4	(k	)	261,512	0.2%
Water’s Edge (c) (h)		2			243,433	0.2%
	Mid-Counties LA
Cerritos Towne Center (b)		5	(k	)	461,794	0.4%
	Pasadena
3280 E. Foothill Boulevard		1	1990-91		150,951	0.1%
790 Colorado		1	(k	)	130,811	0.1%
Century Square		1	(k	)	205,653	0.2%
Pasadena Financial		1	(k	)	148,201	0.1%
Pasadena Towers (c)		2	(k	)	439,366	0.4%
	Santa Monica
2951 28th Street (c)		1	1982		85,000	0.1%
429 Santa Monica		1	1977		84,798	0.1%
Arboretum Courtyard		1	1989		139,103	0.1%
Santa Monica Business Park (b) (c)		19	(k	)	964,828	0.8%
Searise Office Tower		1	(k	)	124,116	0.1%
Wilshire Palisades (b)		1			193,840	0.2%
	Westwood
10880 Wilshire Boulevard		1	1970/1992		534,047	0.4%
10960 Wilshire Boulevard		1	1971/1992		576,018	0.5%
The Tower in Westwood		1	(k	)	205,347	0.2%
Orange County
	Irvine Bus Ctr/Tustin/N Irvine
1920 Main Plaza		1	1988		305,662	0.2%
2010 Main Plaza		1	1988		280,882	0.2%
Inwood Park		1	(k	)	157,480	0.1%
	Airport Complex
1201 Dove Street		1	1991		78,340	0.1%
18301 Von Karman (Apple Building)		1	(k	)	219,537	0.2%
18581 Teller		1	(k	)	86,087	0.1%
2600 Michelson		1	(k	)	307,662	0.2%
Centerpointe Irvine I, II, & III		3	(k	)	67,557	0.1%
Fairchild Corporate Center		1	(k	)	105,005	0.1%
Tower 17		1	(k	)	230,755	0.2%
	Anaheim Hills
East Hills Office Park		1	(k	)	57,245	0.0%
	Anaheim Stadium Area
500 Orange Tower (f)		1	1988		290,765	0.2%
Stadium Towers		2	(k	)	262,065	0.2%
	Brea
Brea Corporate Place (b) (c)		2	(k	)	328,305	0.3%
Brea Corporate Plaza (c)		1	(k	)	117,195	0.1%
Brea Financial Commons (c)		3	(k	)	164,489	0.1%
Brea Park Centre		3	(k	)	168,072	0.1%
	Eastern Central County
1100 Executive Tower		1	1987		366,747	0.3%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

LOS ANGELES REGION
Los Angeles
	Downtown LA
550 South Hope Street		83.9%	10,483	0.3%	$22.05
Two California Plaza (b)		97.3%	38,511	1.2%	$29.76
	Fox Hills/Culver City
Sepulveda Center		83.1%	3,330	0.1%	$23.40
	Glendale
700 North Brand		91.0%	5,028	0.2%	$27.28
	Marina Del Ray
Marina Business Center Bldg 1-4		93.6%	5,516	0.2%	$22.54
Water’s Edge (c) (h)		0.0%	—	0.0%	$0.00
	Mid-Counties LA
Cerritos Towne Center (b)		96.7%	10,885	0.3%	$24.37
	Pasadena
3280 E. Foothill Boulevard		96.2%	3,419	0.1%	$23.54
790 Colorado		89.6%	3,005	0.1%	$25.66
Century Square		100.0%	5,542	0.2%	$26.95
Pasadena Financial		94.2%	3,822	0.1%	$27.38
Pasadena Towers (c)		86.1%	11,231	0.3%	$29.69
	Santa Monica
2951 28th Street (c)		68.6%	1,539	0.0%	$26.39
429 Santa Monica		80.4%	2,398	0.1%	$35.18
Arboretum Courtyard		90.5%	4,639	0.1%	$36.84
Santa Monica Business Park (b) (c)		84.3%	23,403	0.7%	$28.76
Searise Office Tower		93.3%	4,493	0.1%	$38.79
Wilshire Palisades (b)		93.7%	8,560	0.3%	$47.12
	Westwood
10880 Wilshire Boulevard		84.4%	16,234	0.5%	$36.00
10960 Wilshire Boulevard		89.7%	16,067	0.5%	$31.09
The Tower in Westwood		93.8%	6,866	0.2%	$35.63
Orange County
	Irvine Bus Ctr/Tustin/N Irvine
1920 Main Plaza		98.2%	9,271	0.3%	$30.89
2010 Main Plaza		77.0%	6,132	0.2%	$28.35
Inwood Park		82.3%	3,147	0.1%	$24.28
	Airport Complex
1201 Dove Street		89.6%	2,156	0.1%	$30.70
18301 Von Karman (Apple Building)		94.3%	6,266	0.2%	$30.27
18581 Teller		33.6%	610	0.0%	$21.07
2600 Michelson		92.8%	8,110	0.2%	$28.39
Centerpointe Irvine I, II, & III		94.8%	1,385	0.0%	$21.61
Fairchild Corporate Center		92.6%	2,527	0.1%	$25.99
Tower 17		86.4%	5,485	0.2%	$27.50
	Anaheim Hills
East Hills Office Park		100.0%	1,441	0.0%	$25.18
	Anaheim Stadium Area
500 Orange Tower (f)		89.7%	6,016	0.2%	$23.05
Stadium Towers		97.7%	6,172	0.2%	$24.11
	Brea
Brea Corporate Place (b) (c)		95.4%	8,360	0.3%	$26.69
Brea Corporate Plaza (c)		91.9%	2,065	0.1%	$19.18
Brea Financial Commons (c)		100.0%	4,084	0.1%	$24.83
Brea Park Centre		96.8%	3,064	0.1%	$18.83
	Eastern Central County
1100 Executive Tower		100.0%	9,295	0.3%	$25.35

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

						Percent of Office
		Number of	Year Built /		Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	Renovated		Feet	Square Feet

Lincoln Town Center		1	1987		215,003	0.2%
	Garden Grove
The City - 3800 Chapman		1	(k	)	157,231	0.1%
500-600 City Parkway		3	(k	)	458,949	0.4%
City Plaza		1	(k	)	324,234	0.3%
City Tower		1	(k	)	409,412	0.3%
	Huntington-Seal Bchs/Westminster
Bixby Ranch		1	1987		295,298	0.2%
	North Laguna Hills
Oakbrook Plaza		1	(k	)	118,843	0.1%
	South Coast Metro
Griffin Towers		1	(k	)	543,416	0.4%
San Diego
	Carlsbad
Camino West Corporate Park		1	(k	)	52,808	0.0%
Carlsbad Airport Plaza		1	(k	)	60,029	0.0%
La Place Court		1	(k	)	80,299	0.1%
Pacific Ridge Corporate Centre		1	(k	)	120,980	0.1%
Pacific View Plaza		1	(k	)	48,680	0.0%
	Miramar
Westridge		1			53,326	0.0%
	Mission Valley
Centerside II		1	1987		286,940	0.2%
	N. University (UTC)
La Jolla Centre I & II		2	1987		314,034	0.3%
Nobel Corporate Plaza		1	(k	)	102,686	0.1%
Park Plaza		1	(k	)	66,761	0.1%
Smith Barney Tower		1	(k	)	187,999	0.2%
The Plaza at La Jolla Village (c)		5	(k	)	635,419	0.5%
	Scipps Ranch
Bridge Pointe Corporate Centre I & II		2	(k	)	372,653	0.3%
	Sorrento Mesa
Pacific Corporate Plaza		2			104,847	0.1%
One Pacific Heights		1	(k	)	120,473	0.1%

Los Angeles Region Total/Weighted Average		106			15,943,128	12.8%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

Lincoln Town Center		88.8%	4,616	0.1%	$24.18
	Garden Grove
The City - 3800 Chapman		100.0%	3,114	0.1%	$19.80
500-600 City Parkway		95.9%	8,781	0.3%	$19.95
City Plaza		87.6%	6,443	0.2%	$22.68
City Tower		91.8%	9,322	0.3%	$24.81
	Huntington-Seal Bchs/Westminster
Bixby Ranch		84.8%	6,464	0.2%	$25.82
	North Laguna Hills
Oakbrook Plaza		86.6%	2,638	0.1%	$25.65
	South Coast Metro
Griffin Towers		87.7%	11,987	0.4%	$25.15
San Diego
	Carlsbad
Camino West Corporate Park		86.9%	989	0.0%	$21.55
Carlsbad Airport Plaza		90.7%	1,346	0.0%	$24.71
La Place Court		87.3%	1,555	0.0%	$22.17
Pacific Ridge Corporate Centre		100.0%	3,122	0.1%	$25.81
Pacific View Plaza		100.0%	1,263	0.0%	$25.94
	Miramar
Westridge		100.0%	903	0.0%	$16.93
	Mission Valley
Centerside II		71.4%	5,548	0.2%	$27.09
	N. University (UTC)
La Jolla Centre I & II		76.9%	7,991	0.2%	$33.07
Nobel Corporate Plaza		79.1%	2,798	0.1%	$34.44
Park Plaza		95.3%	1,942	0.1%	$30.52
Smith Barney Tower		94.0%	6,756	0.2%	$38.25
The Plaza at La Jolla Village (c)		96.8%	20,031	0.6%	$32.55
	Scipps Ranch
Bridge Pointe Corporate Centre I & II		100.0%	8,039	0.2%	$21.57
	Sorrento Mesa
Pacific Corporate Plaza		100.0%	1,774	0.1%	$16.92
One Pacific Heights		100.0%	2,994	0.1%	$24.85

Los Angeles Region Total/Weighted Average		89.3%	390,972	11.9%	$27.46

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

					Percent of Office
		Number of	Year Built /	Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	Renovated	Feet	Square Feet

NEW YORK REGION
New York
	Columbus Circle
WorldWide Plaza (g)		1	1989	1,704,624	1.4%
	Park/Lexington
Park Avenue Tower (c)		1	1986	568,060	0.5%
Tower 56		1	1983	163,830	0.1%
	Third Avenue
850 Third Avenue (c)		1	1960/1996	568,867	0.5%
	Madison Avenue
527 Madison Avenue		1	1986	215,332	0.2%
	Rockefeller Center
1301 Avenue of Americas (c) (e)		1	1963/1970	1,765,694	1.4%
Stamford
	Shelton
Shelton Pointe		1	1985/1993	159,853	0.1%
	Stamford
177 Broad Street		1	1986/1994	188,029	0.2%
300 Atlantic Street		1	1986/1994	270,497	0.2%
Canterbury Green (b)		1	1980/1994	226,197	0.2%
One Stamford Plaza		1	1979/1994	214,136	0.2%
Two Stamford Plaza		1	1989	251,510	0.2%
Three Stamford Plaza		1	1987/1996	242,732	0.2%
Four Stamford Plaza		1	1987	261,195	0.2%

New York Region Total/Weighted Average		14		6,800,556	5.4%

SAN FRANCISCO REGION
San Francisco
	Financial District
580 California		1	1955	313,012	0.3%
60 Spear Street		1	1985	133,782	0.1%
Maritime Plaza		1	1981	534,874	0.4%
One Market (b)		1	2000	1,458,808	1.2%
Ferry Building (b) (c) (h)		1	2000	243,812	0.2%
	South Financial District
120 Montgomery		1	1984	420,310	0.3%
150 California		1	1988	201,787	0.2%
188 Embarcadero		1	1967/1987	85,432	0.1%
201 California		1	1967/1990	240,546	0.2%
201 Mission Street		1	1976/1995	483,289	0.4%
301 Howard Street		1		307,396	0.2%
One Post (c)		1	1969	421,121	0.3%
Foundry Square II (c) (h)		1		505,480	0.4%
	Burlingame
Bay Park Plaza I & II (b)		2	1979	257,058	0.2%
One Bay Plaza		1		176,533	0.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

NEW YORK REGION
New York
	Columbus Circle
WorldWide Plaza (g)		96.6%	79,454	2.4%	$48.28
	Park/Lexington
Park Avenue Tower (c)		98.2%	33,358	1.0%	$59.81
Tower 56		94.2%	9,482	0.3%	$61.43
	Third Avenue
850 Third Avenue (c)		98.6%	23,876	0.7%	$42.55
	Madison Avenue
527 Madison Avenue		77.9%	10,614	0.3%	$63.31
	Rockefeller Center
1301 Avenue of Americas (c) (e)		99.9%	91,437	2.8%	$51.81
Stamford
	Shelton
Shelton Pointe		79.3%	2,232	0.1%	$17.60
	Stamford
177 Broad Street		74.3%	4,376	0.1%	$31.34
300 Atlantic Street		96.1%	8,686	0.3%	$33.42
Canterbury Green (b)		98.6%	7,612	0.2%	$34.13
One Stamford Plaza		96.1%	7,045	0.2%	$34.25
Two Stamford Plaza		97.9%	8,548	0.3%	$34.73
Three Stamford Plaza		81.5%	5,855	0.2%	$29.61
Four Stamford Plaza		86.8%	6,162	0.2%	$27.19

New York Region Total/Weighted Average		95.2%	298,736	9.1%	$46.12

SAN FRANCISCO REGION
San Francisco
	Financial District
580 California		85.2%	11,936	0.4%	$44.74
60 Spear Street		83.3%	5,137	0.2%	$46.10
Maritime Plaza		99.5%	20,775	0.6%	$39.04
One Market (b)		83.1%	59,657	1.8%	$49.22
Ferry Building (b) (c) (h)		32.1%	2,476	0.1%	$31.58
	South Financial District
120 Montgomery		72.7%	9,834	0.3%	$32.18
150 California		75.9%	8,281	0.3%	$54.08
188 Embarcadero		79.6%	2,788	0.1%	$41.02
201 California		73.1%	7,301	0.2%	$41.55
201 Mission Street		63.0%	10,809	0.3%	$35.50
301 Howard Street		77.0%	7,922	0.2%	$33.49
One Post (c)		91.8%	13,110	0.4%	$33.91
Foundry Square II (c) (h)		23.3%	3,289	0.1%	$27.88
	Burlingame
Bay Park Plaza I & II (b)		88.6%	11,742	0.4%	$51.53
One Bay Plaza		85.0%	5,326	0.2%	$35.49

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

						Percent of Office
		Number of	Year Built /		Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	Renovated		Feet	Square Feet

	Belmont/Foster City/Redwd Shr
Bayside Corporate Center		2	(k	)	84,925	0.1%
Metro Center (b)		4	(k	)	712,982	0.6%
Vintage Industrial Park		5	(k	)	123,255	0.1%
Vintage Park Office		1	(k	)	38,839	0.0%
Parkside Towers		2			398,460	0.3%
Towers@Shore Center		2	(k	)	335,960	0.3%
	Brisbane/Daly City
Sierra Point		1	(k	)	99,150	0.1%
	Larkspur
Drake’s Landing		3	(k	)	121,379	0.1%
Larkspur Landing Office Park		3	(k	)	189,289	0.2%
Wood Island Office Complex		2	(k	)	76,609	0.1%
	Redwood City/San Carlos
555 Twin Dolphin Plaza		1	1988		198,494	0.2%
Redwood Shores		1	2000		78,022	0.1%
Seaport Centre		13	(k	)	465,955	0.4%
Seaport Plaza		2	(k	)	159,350	0.1%
Skyway Landing I & II		2	(k	)	241,694	0.2%
	San Bruno/Millbrae
Bayhill Office Center		4	1982-1987		514,265	0.4%
	San Mateo
Peninsula Office Park		7	1971-1998		488,578	0.4%
San Mateo BayCenter I		1	(k	)	121,224	0.1%
San Mateo BayCenter II		1	(k	)	120,335	0.1%
San Mateo BayCenter III		1	(k	)	62,029	0.0%
Concar (b) (c)		2			219,318	0.2%
	San Rafael
San Rafael Corporate Center		2			155,318	0.1%
	Santa Rosa
Fountaingrove Center		3	(k	)	161,055	0.1%
Oakland-East Bay
	Berkeley
Golden Bear Center		1	1986		160,587	0.1%
	Concord
One & Two Corporate Centre		2	1985-1987		328,810	0.3%
	Emeryville
5813 Shellmound/ 5855 Christie		2	(k	)	56,898	0.0%
Watergate Office Towers		6			1,251,178	1.0%
	Lafayette/Morage/Orinda
Lafayette Terrace		1	(k	)	47,392	0.0%
	Pleasanton
PeopleSoft Plaza		1	1984		277,562	0.2%
	San Ramon
Norris Tech Center		3	1987-1989		260,825	0.2%
One & Two ADP Plaza		2	1984-1990		300,249	0.2%
	Walnut Creek-BART/DT
Treat Towers		1	(k	)	367,313	0.3%
Sacramento
	Downtown
Wells Fargo Center		1	1992		502,365	0.4%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office
		Percent	occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

	Belmont/Foster City/Redwd Shr
Bayside Corporate Center		26.7%	535	0.0%	$23.64
Metro Center (b)		91.6%	32,208	1.0%	$49.30
Vintage Industrial Park		66.0%	3,161	0.1%	$38.84
Vintage Park Office		74.9%	1,117	0.0%	$38.40
Parkside Towers		0.8%	120	0.0%	$38.41
Towers@Shore Center		48.6%	13,379	0.4%	$81.91
	Brisbane/Daly City
Sierra Point		73.0%	2,356	0.1%	$32.57
	Larkspur
Drake’s Landing		89.2%	4,768	0.1%	$44.06
Larkspur Landing Office Park		73.9%	5,514	0.2%	$39.41
Wood Island Office Complex		97.1%	3,482	0.1%	$46.79
	Redwood City/San Carlos
555 Twin Dolphin Plaza		94.2%	9,656	0.3%	$51.64
Redwood Shores		0.0%	—	0.0%	$0.00
Seaport Centre		73.1%	11,707	0.4%	$34.39
Seaport Plaza		50.0%	1,997	0.1%	$25.07
Skyway Landing I & II		76.4%	10,284	0.3%	$55.73
	San Bruno/Millbrae
Bayhill Office Center		78.5%	14,321	0.4%	$35.48
	San Mateo
Peninsula Office Park		87.7%	22,210	0.7%	$51.84
San Mateo BayCenter I		75.9%	3,082	0.1%	$33.49
San Mateo BayCenter II		74.8%	4,117	0.1%	$45.73
San Mateo BayCenter III		56.5%	2,454	0.1%	$70.00
Concar (b) (c)		99.0%	15,693	0.5%	$72.28
	San Rafael
San Rafael Corporate Center		31.3%	1,942	0.1%	$39.97
	Santa Rosa
Fountaingrove Center		94.3%	3,710	0.1%	$24.43
Oakland-East Bay
	Berkeley
Golden Bear Center		91.1%	4,550	0.1%	$31.10
	Concord
One & Two Corporate Centre		93.0%	8,507	0.3%	$27.83
	Emeryville
5813 Shellmound/ 5855 Christie		80.9%	528	0.0%	$11.48
Watergate Office Towers		87.0%	33,898	1.0%	$31.15
	Lafayette/Morage/Orinda
Lafayette Terrace		100.0%	1,514	0.0%	$31.94
	Pleasanton
PeopleSoft Plaza		34.4%	2,208	0.1%	$23.13
	San Ramon
Norris Tech Center		100.0%	5,307	0.2%	$20.35
One & Two ADP Plaza		52.4%	4,534	0.1%	$28.80
	Walnut Creek-BART/DT
Treat Towers		100.0%	13,855	0.4%	$37.72
Sacramento
	Downtown
Wells Fargo Center		93.5%	15,615	0.5%	$33.26

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

						Percent of Office
		Number of	Year Built		Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	/Renovated		Feet	Square Feet	Occupied

	Campus Commons
455 University Avenue		1	(k	)	30,985	0.0%	100.0%
555 University Avenue		1	(k	)	59,645	0.0%	91.1%
575 & 601 University Avenue		2	(k	)	78,103	0.1%	94.0%
655 University Avenue		1	(k	)	43,750	0.0%	77.1%
701 University Avenue		1	(k	)	47,907	0.0%	100.0%
740 University Avenue		1	(k	)	14,108	0.0%	100.0%
The Orchard		1	(k	)	65,392	0.1%	79.2%
	Folsom/El Dorado County
Parkshore Plaza I		2	(k	)	114,356	0.1%	100.0%
Parkshore Plaza II		2	(k	)	155,497	0.1%	100.0%
	Highway 50 Corridor
Cal Center		1	(k	)	118,172	0.1%	89.4%
Fidelity Plaza		2	(k	)	76,628	0.1%	87.5%
	Point West
Exposition Centre		1	1984		72,985	0.1%	100.0%
Point West Commercentre		1	(k	)	119,063	0.1%	94.3%
Point West Corporate Center I & II		2	(k	)	144,890	0.1%	92.2%
Point West I — Response Road		1	(k	)	46,885	0.0%	88.1%
Point West III- River Park Dr		1	(k	)	72,088	0.1%	76.8%
	Roseville/Rocklin
Douglas Corporate Center		2	(k	)	102,847	0.1%	96.6%
Johnson Ranch Corp Centre I & II		5	(k	)	179,990	0.1%	100.0%
Roseville Corporate Center		1	(k	)	111,411	0.1%	100.0%
	South Natomas
Gateway Oaks I		1	(k	)	122,641	0.1%	91.5%
Gateway Oaks II		1	(k	)	66,232	0.1%	96.3%
Gateway Oaks III		1	(k	)	46,227	0.0%	92.2%
Gateway Oaks IV		1	(k	)	81,876	0.1%	98.3%
	Watt Ave
3600-3620 American River Drive		3	(k	)	121,583	0.1%	98.3%

San Francisco Region Total/Weighted Average		137			16,596,165	13.3%	77.7%

SAN JOSE REGION
San Jose
	Downtown
10 Almaden		1	1989		299,685	0.2%	97.3%
	Campbell
Pruneyard Office Towers		3	1971-1999		354,772	0.3%	89.3%
Pruneyard Shopping Center		2	1970s		252,210	0.2%	98.2%
	Cupertino
Cupertino Business Center		2			64,680	0.1%	36.4%
	Menlo Park
2180 Sand Hill Road		1			40,216	0.0%	83.3%
	Milpitas
1900 McCarthy		1	(k	)	80,709	0.1%	61.6%
California Circle II		3			95,774	0.1%	74.0%
Oak Creek I & II		2	1985-1991		70,943	0.1%	100.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office
		occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

	Campus Commons
455 University Avenue		665	0.0%	$21.48
555 University Avenue		1,206	0.0%	$22.18
575 & 601 University Avenue		1,504	0.0%	$20.47
655 University Avenue		746	0.0%	$22.10
701 University Avenue		1,160	0.0%	$24.21
740 University Avenue		294	0.0%	$20.82
The Orchard		1,106	0.0%	$21.34
	Folsom/El Dorado County
Parkshore Plaza I		2,606	0.1%	$22.79
Parkshore Plaza II		3,601	0.1%	$23.16
	Highway 50 Corridor
Cal Center		2,413	0.1%	$22.85
Fidelity Plaza		1,364	0.0%	$20.35
	Point West
Exposition Centre		1,630	0.0%	$22.33
Point West Commercentre		2,825	0.1%	$25.16
Point West Corporate Center I & II		3,111	0.1%	$23.29
Point West I — Response Road		895	0.0%	$21.66
Point West III- River Park Dr		1,129	0.0%	$20.39
	Roseville/Rocklin
Douglas Corporate Center		2,251	0.1%	$22.67
Johnson Ranch Corp Centre I & II		4,343	0.1%	$24.13
Roseville Corporate Center		2,889	0.1%	$25.93
	South Natomas
Gateway Oaks I		2,586	0.1%	$23.05
Gateway Oaks II		1,586	0.0%	$24.88
Gateway Oaks III		1,060	0.0%	$24.87
Gateway Oaks IV		1,936	0.1%	$24.05
	Watt Ave
3600-3620 American River Drive		2,865	0.1%	$23.97

San Francisco Region Total/Weighted Average		484,482	14.8%	$37.58

SAN JOSE REGION
San Jose
	Downtown
10 Almaden		11,885	0.4%	$40.76
	Campbell
Pruneyard Office Towers		11,161	0.3%	$35.23
Pruneyard Shopping Center		7,189	0.2%	$29.02
	Cupertino
Cupertino Business Center		237	0.0%	$10.08
	Menlo Park
2180 Sand Hill Road		2,540	0.1%	$75.82
	Milpitas
1900 McCarthy		1,134	0.0%	$22.81
California Circle II		1,306	0.0%	$18.43
Oak Creek I & II		1,168	0.0%	$16.47

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

						Percent of Office
		Number of	Year Built		Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	/Renovated		Feet	Square Feet	Occupied

	Mountain View
Shoreline Technology Park		12	1985-1991		726,508	0.6%	84.9%
Meier Mountain View		8			270,448	0.2%	83.5%
Ravendale at Central		2	1985-1991		80,450	0.1%	13.4%
	North San Jose
1740 Technology		1	(k	)	198,099	0.2%	68.9%
2290 North First Street		1	(k	)	75,381	0.1%	70.2%
Aspect Telecommunications		1	(k	)	76,806	0.1%	100.0%
Central Park Plaza		6	(k	)	304,241	0.2%	80.8%
Concourse		7	(k	)	897,658	0.7%	81.9%
Creekside		4	(k	)	241,019	0.2%	100.0%
Metro Plaza		2	(k	)	416,006	0.3%	62.7%
North First Office Center		2	(k	)	147,016	0.1%	95.5%
Ridder Park		1	(k	)	83,841	0.1%	100.0%
San Jose Gateway		2	(k	)	152,326	0.1%	71.0%
San Jose Gateway II		2	(k	)	313,972	0.3%	54.9%
San Jose Gateway III		1	(k	)	123,250	0.1%	100.0%
Skyport (County Building)		1	(k	)	48,000	0.0%	100.0%
Skyport East and West		3	(k	)	608,663	0.5%	98.1%
1871 The Alameda		1	(k	)	44,287	0.0%	93.1%
	Palo Alto
Embarcadero Place		4	1984		192,081	0.2%	48.3%
Foothill Research Center (b)		4	1971/1985		192,120	0.2%	100.0%
Lockheed (b)		1	(k	)	42,899	0.0%	100.0%
Palo Alto Square (b)		6	(k	)	322,228	0.3%	91.6%
Xerox Campus (b)		5	(k	)	205,593	0.2%	100.0%
	Santa Clara
2727 Augustine		1	1981		84,000	0.1%	100.0%
3001 Stender Way		1	(k	)	61,825	0.0%	100.0%
3045 Stender Way		1	(k	)	27,000	0.0%	100.0%
3281-3285 Scott Boulevard		1	(k	)	48,000	0.0%	33.5%
Applied Materials I & II		2	(k	)	181,850	0.1%	100.0%
Lake Marriott Business Park		7			401,402	0.3%	95.5%
Meier Central North		5	1990		113,328	0.1%	58.8%
Meier Central South		6	1990		149,003	0.1%	100.0%
Patrick Henry Drive		1	1981		68,987	0.1%	100.0%
Santa Clara Office Center I		1	(k	)	54,701	0.0%	76.8%
Santa Clara Office Center II		2	(k	)	75,197	0.1%	92.5%
Santa Clara Office Center III		1	(k	)	47,621	0.0%	71.5%
Santa Clara Office Center IV		1	(k	)	5,290	0.0%	100.0%
	Sunnyvale
Borregas Avenue		1	1990		39,897	0.0%	60.7%
Meier Sunnyvale		1	1990		22,400	0.0%	100.0%
Sunnyvale Business Center		4	1990		175,000	0.1%	100.0%

San Jose Region Total/Weighted Average		128			8,577,382	6.9%	84.7%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office
		occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

	Mountain View
Shoreline Technology Park		16,790	0.5%	$27.22
Meier Mountain View		9,343	0.3%	$41.37
Ravendale at Central		404	0.0%	$37.56
	North San Jose
1740 Technology		5,496	0.2%	$40.28
2290 North First Street		1,217	0.0%	$23.00
Aspect Telecommunications		2,823	0.1%	$36.76
Central Park Plaza		7,574	0.2%	$30.79
Concourse		30,619	0.9%	$41.65
Creekside		6,723	0.2%	$27.89
Metro Plaza		10,005	0.3%	$38.34
North First Office Center		5,971	0.2%	$42.53
Ridder Park		1,648	0.1%	$19.65
San Jose Gateway		4,546	0.1%	$42.02
San Jose Gateway II		7,192	0.2%	$41.72
San Jose Gateway III		5,499	0.2%	$44.62
Skyport (County Building)		330	0.0%	$6.88
Skyport East and West		29,997	0.9%	$50.26
1871 The Alameda		1,142	0.0%	$27.68
	Palo Alto
Embarcadero Place		2,937	0.1%	$31.64
Foothill Research Center (b)		14,247	0.4%	$74.16
Lockheed (b)		5,317	0.2%	$123.95
Palo Alto Square (b)		12,389	0.4%	$41.96
Xerox Campus (b)		20,208	0.6%	$98.29
	Santa Clara
2727 Augustine		1,788	0.1%	$21.29
3001 Stender Way		1,187	0.0%	$19.20
3045 Stender Way		956	0.0%	$35.39
3281-3285 Scott Boulevard		200	0.0%	$12.41
Applied Materials I & II		2,039	0.1%	$11.21
Lake Marriott Business Park		9,689	0.3%	$25.28
Meier Central North		1,807	0.1%	$27.11
Meier Central South		3,049	0.1%	$20.46
Patrick Henry Drive		1,864	0.1%	$27.02
Santa Clara Office Center I		1,156	0.0%	$27.51
Santa Clara Office Center II		2,553	0.1%	$36.70
Santa Clara Office Center III		1,164	0.0%	$34.19
Santa Clara Office Center IV		188	0.0%	$35.63
	Sunnyvale
Borregas Avenue		784	0.0%	$32.39
Meier Sunnyvale		255	0.0%	$11.40
Sunnyvale Business Center		15,817	0.5%	$90.39

San Jose Region Total/Weighted Average		283,534	8.6%	$39.05

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

						Percent of Office
		Number of	Year Built		Rentable Square	Portfolio Rentable	Percent
Primary Market	Sub Market	Buildings	/Renovated		Feet	Square Feet	Occupied

SEATTLE REGION
Portland
	Downtown
Benjamin Franklin Plaza		1	1980		271,573	0.2%	81.0%
Congress Center (b)		1	(k	)	369,120	0.3%	88.6%
One Pacific Square		1	(k	)	228,247	0.2%	88.7%
	Beaverton
Nimbus Corporate Center		16	(k	)	689,797	0.6%	85.2%
	Johns Landing
5550 Macadam Building		1	(k	)	41,360	0.0%	95.3%
River Forum I & II		1	(k	)	192,363	0.2%	89.2%
RiverSide Centre (Oregon)		1	(k	)	100,938	0.1%	84.6%
	Kruseway
4000 Kruse Way Place		1	(k	)	141,448	0.1%	88.3%
4004 Kruse Way Place		1	(k	)	58,108	0.0%	100.0%
4800 Meadows (b)		1	(k	)	74,352	0.1%	82.2%
4949 Meadows (b)		1	(k	)	124,737	0.1%	80.6%
Kruse Oaks I (b)		1	(k	)	91,690	0.1%	97.5%
Kruse Way Plaza I & II		2	(k	)	101,366	0.1%	97.3%
Kruse Woods (b)		4	(k	)	417,652	0.3%	96.1%
4900-5000 Meadows (b)		2			144,275	0.1%	95.7%
	Washington Square
Lincoln Center		7	(k	)	735,429	0.6%	86.2%
Seattle
	Seattle CBD
1111 Third Avenue		1	1980		558,822	0.4%	99.4%
Bank of America Tower (c)		2	1985		1,537,932	1.2%	73.8%
Nordstrom Medical Tower		1	1986		98,382	0.1%	91.5%
Second and Seneca		2	1991		480,272	0.4%	99.3%
Second and Spring Building		1	1906/1989		130,421	0.1%	99.4%
Washington Mutual Tower (b) (c)		3	1988		1,207,823	1.0%	97.2%
Wells Fargo Center		1	1983		944,574	0.8%	89.3%
World Trade Center East		1	1999		186,912	0.1%	98.6%
	Bellevue CBD
110 Atrium Place		1	1981		214,081	0.2%	75.9%
City Center Bellevue		1	1987		472,585	0.4%	84.3%
Key Center (b)		1	1983		472,929	0.4%	99.6%
One Bellevue Center (b)		1	1986		360,729	0.3%	49.0%
Plaza Center		2	2000		457,591	0.4%	79.4%
Plaza East		1	(k	)	145,339	0.1%	75.0%
Rainier Plaza (b)		1	(k	)	410,855	0.3%	71.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Annualized Rent for	Percent of Office
		occupied square feet (in	Portfolio	Annualized Rent per
Primary Market	Sub Market	thousands) (a)	Annualized Rent	Occupied Square Foot (a)

SEATTLE REGION
Portland
	Downtown
Benjamin Franklin Plaza		5,309	0.2%	$24.13
Congress Center (b)		6,897	0.2%	$21.08
One Pacific Square		4,458	0.1%	$22.02
	Beaverton
Nimbus Corporate Center		8,309	0.3%	$14.14
	Johns Landing
5550 Macadam Building		922	0.0%	$23.40
River Forum I & II		3,414	0.1%	$19.91
RiverSide Centre (Oregon)		1,854	0.1%	$21.71
	Kruseway
4000 Kruse Way Place		2,682	0.1%	$21.47
4004 Kruse Way Place		1,538	0.0%	$26.47
4800 Meadows (b)		1,810	0.1%	$29.63
4949 Meadows (b)		2,254	0.1%	$22.41
Kruse Oaks I (b)		2,399	0.1%	$26.82
Kruse Way Plaza I & II		2,051	0.1%	$20.79
Kruse Woods (b)		10,012	0.3%	$24.95
4900-5000 Meadows (b)		3,277	0.1%	$23.74
	Washington Square
Lincoln Center		14,953	0.5%	$23.59
Seattle
	Seattle CBD
1111 Third Avenue		15,044	0.5%	$27.08
Bank of America Tower (c)		33,982	1.0%	$29.96
Nordstrom Medical Tower		2,839	0.1%	$31.55
Second and Seneca		13,191	0.4%	$27.65
Second and Spring Building		3,432	0.1%	$26.48
Washington Mutual Tower (b) (c)		33,131	1.0%	$28.21
Wells Fargo Center		25,447	0.8%	$30.18
World Trade Center East		5,026	0.2%	$27.28
	Bellevue CBD
110 Atrium Place		3,700	0.1%	$22.77
City Center Bellevue		10,369	0.3%	$26.03
Key Center (b)		15,239	0.5%	$32.37
One Bellevue Center (b)		4,742	0.1%	$26.84
Plaza Center		9,727	0.3%	$26.78
Plaza East		2,623	0.1%	$24.07
Rainier Plaza (b)		7,607	0.2%	$26.08

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

						Percent of Office
		Number of	Year Built		Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	/Renovated		Feet	Square Feet

	Suburban Bellevue
Bellefield Office Park		15	(k	)	454,443	0.4%
Bellevue Gateway I		1	(k	)	111,257	0.1%
Bellevue Gateway II		1	(k	)	67,047	0.1%
Gateway 405 Building		1	(k	)	34,505	0.0%
Main Street Building		1	(k	)	38,729	0.0%
	520 Corridor
10700 Building (b)		1	(k	)	60,218	0.0%
	I-90 Corridor
Eastgate Office Park		1	(k	)	261,059	0.2%
I-90 Bellevue		2	(k	)	134,235	0.1%
Lincoln Executive Center		2	(k	)	106,597	0.1%
Lincoln Executive Center II & III		3	(k	)	171,941	0.1%
Sunset North Corporate Campus		3			465,013	0.4%
	Mercer Island
Island Corporate Center		1	1987		100,746	0.1%
	Renton/Tukwila
Southgate Office Plaza I & II		2	(k	)	269,175	0.2%

Seattle Region Total/Weighted Average		96			13,736,667	11.0%

WASHINGTON, D.C. REGION
Philadelphia
	Market Street West
1601 Market		1	1970		681,289	0.5%
1700 Market		1	1969		841,172	0.7%
	Conshohocken
Four Falls		1	1988		254,355	0.2%
	King of Prussia/Wayne
Oak Hill Plaza		1	1982		164,360	0.1%
Walnut Hill Plaza		1	1985		150,571	0.1%
	Plymouth Mtg/Blue Bell
One Valley Square		1	1984		70,290	0.1%
Two Valley Square		1	1985		70,622	0.1%
Three Valley Square		1	1985		84,605	0.1%
Four & Five Valley Square		2			68,321	0.1%
	Main Line
One Devon Square (b)		1	1982		73,267	0.1%
Two Devon Square (b)		1	1990		63,226	0.1%
Three Devon Square (b)		1	1984		6,000	0.0%
Washington D.C.
	CBD
1111 19th Street		1	1985		252,014	0.2%
1620 L Street		1	1986		156,272	0.1%
Army and Navy Club Building		1	1986		102,822	0.1%
One Lafayette Centre		1	1983		314,634	0.3%
Two Lafayette Centre		1			130,704	0.1%
Three Lafayette Centre		1			259,441	0.2%
	East End
1333 H Street		1	1982		244,585	0.2%
Market Square (c)		2	1990		681,051	0.5%
Liberty Place		1			157,550	0.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office	Annualized Rent per
		Percent	occupied square feet (in	Portfolio	Occupied Square Foot
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	(a)

	Suburban Bellevue
Bellefield Office Park		89.9%	10,235	0.3%	$25.05
Bellevue Gateway I		89.4%	2,726	0.1%	$27.42
Bellevue Gateway II		99.2%	1,617	0.0%	$24.32
Gateway 405 Building		100.0%	735	0.0%	$21.29
Main Street Building		100.0%	1,082	0.0%	$27.94
	520 Corridor
10700 Building (b)		100.0%	2,266	0.1%	$37.62
	I-90 Corridor
Eastgate Office Park		75.8%	4,327	0.1%	$21.86
I-90 Bellevue		100.0%	4,730	0.1%	$35.24
Lincoln Executive Center		78.3%	2,257	0.1%	$27.06
Lincoln Executive Center II & III		83.7%	3,654	0.1%	$25.40
Sunset North Corporate Campus		99.0%	12,054	0.4%	$26.19
	Mercer Island
Island Corporate Center		97.5%	2,234	0.1%	$22.75
	Renton/Tukwila
Southgate Office Plaza I & II		73.2%	4,154	0.1%	$21.09

Seattle Region Total/Weighted Average		86.8%	310,308	9.5%	$26.03

WASHINGTON, D.C. REGION
Philadelphia
	Market Street West
1601 Market		96.1%	13,370	0.4%	$20.42
1700 Market		92.4%	17,809	0.5%	$22.91
	Conshohocken
Four Falls		96.7%	7,099	0.2%	$28.85
	King of Prussia/Wayne
Oak Hill Plaza		74.4%	3,014	0.1%	$24.64
Walnut Hill Plaza		78.7%	2,668	0.1%	$22.53
	Plymouth Mtg/Blue Bell
One Valley Square		100.0%	1,366	0.0%	$19.44
Two Valley Square		81.4%	1,166	0.0%	$20.29
Three Valley Square		69.0%	1,327	0.0%	$22.72
Four & Five Valley Square		83.8%	1,266	0.0%	$22.12
	Main Line
One Devon Square (b)		97.1%	1,655	0.1%	$23.26
Two Devon Square (b)		78.4%	1,046	0.0%	$21.09
Three Devon Square (b)		100.0%	189	0.0%	$31.42
Washington D.C.
	CBD
1111 19th Street		88.7%	7,793	0.2%	$34.85
1620 L Street		98.1%	4,983	0.2%	$32.51
Army and Navy Club Building		92.6%	4,235	0.1%	$44.50
One Lafayette Centre		99.0%	10,411	0.3%	$33.44
Two Lafayette Centre		83.5%	4,220	0.1%	$38.65
Three Lafayette Centre		93.9%	9,214	0.3%	$37.81
	East End
1333 H Street		99.1%	8,384	0.3%	$34.58
Market Square (c)		98.9%	33,021	1.0%	$49.00
Liberty Place		100.0%	5,989	0.2%	$38.01

Equity Office Properties Trust
Office Property Statistics by Region
September 30, 2003

					Percent of Office
		Number of	Year Built	Rentable Square	Portfolio Rentable
Primary Market	Sub Market	Buildings	/Renovated	Feet	Square Feet

	Pentagon City/ Crystal City
Polk and Taylor Buildings		2	1970	902,322	0.7%
	Fairfax Center
Centerpointe I & II		2	1988-1990	407,186	0.3%
Fair Oaks Plaza		1	1986	177,559	0.1%
	Herndon
Northridge I		1	1988	124,319	0.1%
	Reston
Reston Town Center		3	1990	725,798	0.6%
	Rosslyn/Ballston
1300 North 17th Street		1	1980	380,199	0.3%
1616 North Fort Myer Drive		1	1974	292,826	0.2%
	Tyson’s Corner
E. J. Randolph		1	1983	164,906	0.1%
E. J. Randolph II		1	1981	125,646	0.1%
John Marshall I		1	1981	261,376	0.2%
John Marshall III		1	2000	180,000	0.1%

Washington, D.C. Region Total/Weighted Average		38		8,569,288	6.9%

Total/Weighted Average		709		124,931,844	100.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Annualized Rent for	Percent of Office	Annualized Rent per
		Percent	occupied square feet (in	Portfolio	Occupied Square Foot
Primary Market	Sub Market	Occupied	thousands) (a)	Annualized Rent	(a)

	Pentagon City/ Crystal City
Polk and Taylor Buildings		59.9%	16,909	0.5%	$31.30
	Fairfax Center
Centerpointe I & II		100.0%	9,301	0.3%	$22.85
Fair Oaks Plaza		88.4%	3,983	0.1%	$25.39
	Herndon
Northridge I		100.0%	3,328	0.1%	$26.77
	Reston
Reston Town Center		88.9%	22,642	0.7%	$35.10
	Rosslyn/Ballston
1300 North 17th Street		79.2%	8,946	0.3%	$29.73
1616 North Fort Myer Drive		62.4%	5,130	0.2%	$28.09
	Tyson’s Corner
E. J. Randolph		97.9%	4,370	0.1%	$27.07
E. J. Randolph II		100.0%	4,497	0.1%	$35.79
John Marshall I		100.0%	6,265	0.2%	$23.97
John Marshall III		100.0%	5,987	0.2%	$33.26

Washington, D.C. Region Total/Weighted Average		88.5%	231,584	7.1%	$30.53

Total/Weighted Average		86.3%	$3,280,211	100.0%	$30.41

(a)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of September 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of September 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to September 30, 2003. Total rent abatements for leases in place as of September 30, 2003, for the period from October 1, 2003 to September 30, 2004 are approximately $38.1 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	All or a portion of this Office Property is held subject to a ground lease with the exception of Denver Post Tower which is subject to an air rights lease.

(c)	This Office Property is held in a partnership with an unaffiliated third party and, in the case of San Felipe Plaza and Concar, an affiliated party.

(d)	This Office Property is held in a private real estate investment trust in which we owns 51.6% of the outstanding shares.

(e)	Our interest, or partial interest in certain cases, in these Office Properties is primarily attributed to its ownership of indebtedness.

(f)	We own the land and have an interest in the improvements at the Property through a joint venture with an unaffiliated party. In addition, we have a mortgage interest in such improvements.

(g)	Our interest in the amenities component of this Office Property is primarily attributed to our ownership of mortgage indebtedness encumbering the theatre/plaza, retail, health club and parking facilities associated therewith.

(h)	The following development properties were placed in service as indicated below:

			As of September 30, 2003

Property	Location	Placed in Service	% Occupied	% Leased

Water’s Edge	Los Angeles, CA	September 2003	0.0%	100.0%
Ferry Building	San Francisco, CA	September 2003	32.1%	71.6%
Foundry Square II	San Francisco, CA	September 2003	23.3%	54.5%

Not including these development properties that were placed in service, the office portfolio occupancy would be 86.9% at September 30, 2003.

Equity Office Properties Trust
Industrial Property Statistics by Region
September 30, 2003

			Percent of Industrial		Annualized Rent for	Percent of	Annualized
	Number of	Rentable Square	Portfolio Rentable		occupied square feet (in	Industrial Portfolio	Occupied Rent per
Primary Market	Buildings	Feet	Square Feet	Percent Occupied	thousands) (a)	Annualized Rent	Square Foot (a)

Los Angeles	1	130,600	2.3%	91.2%	$406	0.9%	$3.41
Oakland-East Bay	46	3,764,586	65.5%	88.4%	27,041	59.3%	$8.13
San Jose	28	1,855,673	32.3%	78.1%	18,169	39.8%	$12.54

Total/Weighted Average	75	5,750,859	100%	85.1%	$45,616	100%	$9.32

(a)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of September 30, 2003 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of September 30, 2003 without regard to any rent abatements and contractual increases or decreases in rent subsequent to September 30, 2003. Total rent abatements for leases in place as of September 30, 2003, for the period from October 1, 2003 to September 30, 2004 are approximately $.1 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Forward-Looking Statements

     Certain statements in this report may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of performance and we can give no assurance that our expectations will be realized. Our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties, many of which are beyond our ability to control or predict. Among these risks and uncertainties are changes in the general economic conditions; the extent, duration and strength of any economic recovery; the extent of any tenant bankruptcies and insolvencies; our ability to maintain occupancy and to timely lease or re-lease space at anticipated rents; the amount of lease termination fees, if any; the cost and availability of debt and equity financing; our ability to timely complete and lease current and future development projects on budget and in accordance with expectations; our ability to realize anticipated costs savings from our EOPlus initiatives and to otherwise create and capture benefits of scale; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2002 Form 10-K and Form 8-K filed with the SEC on July 15, 2003. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.